UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2016

Fundamental Equity Value Funds
Focused Value
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	FOCUSED VALUE

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

■	SMALL/MID CAP VALUE

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	42

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	78

Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities struggled during the six months ended February 29, 2016 (the “Reporting Period”) amidst persistent volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a decline of +0.92%. The Russell 3000® Index generated a return of -2.20%. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout the Reporting Period.

Following a volatile summer, U.S. equities tumbled further in September 2015, alongside other global equity markets. Equity markets continued to fret about weak macroeconomic data from China and the global implications of that data. Further, the U.S. Federal Reserve (the “Fed”) elected not to raise interest rates in September 2015, thus seemingly reaffirming persistent concerns about the many sources of economic instability and slowing economic growth. Still, domestic economic news was rather positive. U.S. economic growth for the second quarter of 2015 was revised up to an annualized rate of 3.9%, led by stronger consumer and construction spending. Job growth for August 2015 was slightly below consensus expectations, but the unemployment rate continued to decline.

October 2015 saw a strong rebound for U.S. equities. U.S. equity markets maintained their focus on the timing of the Fed’s initial rate hike, and expectations of “lift off,” the term used for that initial rate hike, in December 2015 increased following comments from the Fed regarding solid consumer spending and strength in the housing market. U.S. Gross Domestic Product (“GDP”) growth for the third quarter of 2015 came in at 1.5%, which was generally in line with consensus expectations.

The S&P 500 Index finished November 2015 roughly flat, although this masked a mid-month sell-off, as market expectations of a December 2015 rate hike rose significantly and dampened investor sentiment following a strong October 2015 non-farm payrolls report and hawkish comments from Fed members at the Fed’s October 2015 meeting. However, the message that the U.S. economy was strong enough to withstand higher interest rates, along with an emphasis by the Fed that any tightening would be gradual, sparked a rally in the U.S. equity markets. Economic data was also relatively strong in November 2015, with third quarter 2015 GDP revised up to 2.1%. In December 2015, the Fed finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which re-emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language or action tends to be that which is not strong or aggressive (opposite of hawkish).)

Early in 2016, U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international markets and tightening financial conditions on the U.S. economy. Its statement was also somewhat bearish on economic growth, noting that activity had slowed in 2015. Indeed, U.S. GDP economic growth had slowed in the fourth quarter of 2015 according to preliminary estimates, expanding by just 0.7%, thus bringing the 2015 annual growth rate to 2.4%. While the Fed acknowledged further recovery in the U.S. labor market, its language on its inflation outlook was more dovish.

Market sentiment appeared to improve in February 2016 as central banks outside of the U.S. increasingly acknowledged rising economic risks and sent a more dovish signal, fueling

MARKET REVIEW

market expectations of further easing. For example, European Central Bank President Mario Draghi hinted at further stimulus. The People’s Bank of China signaled further monetary easing and a 50 basis point cut in its reserve requirement ratio for banks. Fed Chair Janet Yellen similarly released generally dovish remarks, stressing that the Fed was not on a “pre-set” path for hikes. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 GDP was revised up to 1.0%, coming in above consensus expectations. Also, the U.S. unemployment rate declined to an eight-year low of 4.9%, while retail sales increased 0.2% in January 2016, with the less volatile core retail sales figure increasing 0.6%. Further adding support to the U.S. equity market in the latter half of February 2016 was the oil price recovery, albeit modest, from its trough point on news of talks between oil producers to cap production.

For the Reporting Period overall, all market capitalizations posted negative returns, but large-cap companies performed least poorly, followed by mid-cap companies. Small-cap companies were weakest. Growth stocks outpaced value stocks within the large-cap segment of the U.S. equity market, but value stocks outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we expected positive, but below average, returns for global equities in 2016 overall in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we expect global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multi-nationals.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line, or revenue, growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 may have set up investment opportunities for 2016. The extremely narrow trading breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total

MARKET REVIEW

positive contribution to the S&P 500 Index return in 2015. Also, value stocks notably underperformed growth stocks in 2015. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market’s price-earnings multiple. (A stock’s price-earnings multiple is the current market price of a share divided by the company’s earnings per share).

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on, in our view, undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, and we maintain our long-term investment perspective.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

MARKET REVIEW

Changes to the Funds’ Portfolio Management Team during the Reporting Period

Effective January 1, 2016, there was a shift in sector coverage for GSAM’s U.S. Small Cap Value and U.S. Small/Mid Cap Value strategies. Rob Crystal, Managing Director, assumed research responsibility for health care in the GSAM U.S. Small Cap Value and U.S. Small/Mid Cap Value strategies. He has 19 years of industry experience, ten of which were spent covering health care prior to joining the team. Rob continues to serve as co-lead portfolio manager and retains sector responsibilities for technology and industrials. Over the next few months, Rob will transition a portion of his industrials coverage to Sean Butkus, Vice President, a senior sector portfolio manager with 19 years of experience. Additionally, Rob will be supported by a dedicated health care research analyst in our Bengaluru office. David Deuchler, Vice President, now focuses exclusively on the health care and industrials sectors within the GSAM U.S. Mid Cap Value strategy.

The U.S. Small Cap Value and U.S. Small/Mid Cap Value team consists of seven senior sector portfolio managers averaging 20 years of experience. The three co-lead portfolio managers (Rob Crystal and Sally Pope Davis, Managing Director, continue to focus exclusively on our Small Cap Value and Small/Mid Cap Value strategies, and Sean Butkus on our Small/Mid Cap Value strategy) have 73 years of combined experience. Our deep, experienced and stable team employs the same disciplined process used in our portfolios since 2000.

Sean Gallagher, Chief Investment Officer of GSAM U.S. Value Equity, continues to lead the broader team of 15 portfolio managers, who are supported by more than ten dedicated research analysts. We have a deep bench of talented leaders and investment professionals who are intensely focused on delivering strong, long-term results for our shareholders.

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-35 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -7.97%, -8.37%, -7.80%, -7.76%, -8.17% and -7.79%, respectively. These returns compare to the -2.87% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that most meaningfully detracted from the Fund’s relative results during the Reporting Period were financials, industrials and energy, where stock selection was challenged. Stock selection was most materially effective in information technology, health care and telecommunication services, which helped the Fund’s performance relative to the Russell Index. Having an overweighted allocation to telecommunication services, which significantly outpaced the Russell Index during the Reporting Period, also contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in car rental company Hertz Global Holdings and in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy.

Hertz Global Holdings was the top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price in the latter half of the Reporting Period seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends would likely soften and pressure car rental volumes and prices. A weaker demand environment could also pressure used car prices, which might cause the company to dispose of cars at lower residual values. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities,

PORTFOLIO RESULTS

we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. The company’s third quarter 2015 earnings came in ahead of consensus expectations, driven by higher than expected production metrics coupled with lower operating costs. However, challenging natural gas liquid and natural gas pricing caused shares to underperform following the earnings release. The company similarly reported fourth quarter 2015 earnings that beat consensus expectations due to better than expected gas price realizations and midstream revenues. However, further capital expenditure cuts in 2016 led investors to anticipate a larger decline in production than previously expected, and Southwestern Energy’s shares fell following the release. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to capital efficiency amidst challenging macro fundamentals.

Devon Energy’s shares came under pressure after the company announced plans to acquire approximately $2.5 billion worth of assets in the Anadarko and Powder River Basins. Although the assets strengthen Devon Energy’s positioning in two key shale plays that have exhibited strong well results and although we believed Devon Energy’s large North American asset base was not fully recognized at then-current market levels, we decided to exit the Fund’s position in Devon Energy. We felt risk-adjusted return profiles were more compelling elsewhere in the industry.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in discount retailer Wal-Mart Stores, oil and gas exploration and production company Cabot Oil & Gas and generic pharmaceutical company Mylan.

The Fund purchased shares of Wal-Mart Stores, the world’s largest retailer, opportunistically after a period of underperformance resulting from fears of the impact of higher wage costs and secular competitive threats due to e-commerce proliferation. With these concerns priced in, we believed the valuation provided an opportune time to buy the stock. Its shares subsequently appreciated in January 2016 after Wal-Mart Stores emphasized its focus on improving efficiency and profitability by announcing a plan to close many of its smaller format Walmart Express stores and open more supercenter stores. At the end of the Reporting Period, we believed the company’s core operating business was stable, with the potential for incremental traffic benefits following current store improvement initiatives. Further, we remained attracted to the company’s exposure to the possibility that consumers could benefit from depressed energy prices and an improving U.S. economic backdrop.

We initiated a Fund position in Cabot Oil & Gas, an exploration and production company predominantly focused on natural gas opportunistically in January 2016. We believed the natural gas supply and demand dynamic could meaningfully improve, and Cabot Oil & Gas, which is one of the lowest cost producers in the industry, could be a beneficiary. Furthermore, the company has what we consider to be a strong balance sheet and attractive acreage in the Marcellus Shale. The company’s shares appreciated as sentiment on natural gas equities improved, following an increase in natural gas prices through the fiscal year-end. Following its strong performance, we exited the position in favor of opportunities that we believed had more upside potential.

Mylan was a top contributor to the Fund’s relative results during the Reporting Period. Its shares gained after the company reported a full-year 2015 earnings outlook at the high end of its previously stated range and on setbacks for two of its major competitors in its epinephrine injection business. In November 2015, its shares rose sharply after the company reported that its hostile bid for competitor Perrigo, a manufacturer of private label over-the-counter pharmaceuticals, fell short of the needed support from Perrigo shareholders. Investors viewed the outcome favorably as a result of the elevated deal price and lower industry valuations following the announcement of the takeover. Subsequently, Mylan announced authorization of a $1 billion share repurchase program, which we believe indicates shareholder-friendly capital deployment. Following Mylan’s strong

PORTFOLIO RESULTS

relative performance, we exited the position in favor of stocks we considered to have more upside potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in BP, an integrated oil and gas company. We view the company’s capital efficiency favorably, evidenced by production growth despite capital expenditure reductions. With the July 2015 announcement of a U.S. civil settlement for BP’s 2010 oil spill, we believe a large overhang on the stock was removed. Further, in our view, the legal settlement improved BP’s financial flexibility because a key liability has been defined, and cash payments can be managed with strong free cash flow generation. The capital discipline of BP’s management gives us confidence in the potential sustainability of the company’s dividend, and we believe the company is attractively valued relative to its peers.

We established a Fund position in household products company Procter & Gamble. We believe the company’s successfully completed portfolio restructuring is in the early stages of yielding benefits. Procter & Gamble divested approximately 100 slow-growing brands, which we believe may be an impetus for future revenue growth. The divestitures have also led to a less complex supply chain, which should improve operational efficiency moving forward, in our view. In addition, we believe the company should benefit from weakness in commodity prices, as a large portion of operational costs are derived from the price of oil. Further, Procter & Gamble’s new management team appears to have fostered a culture focused on operational excellence and shareholder returns, which we believe may well be additive to long-term value creation.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in EMC during the Reporting Period. We believed EMC was one of the best positioned information technology hardware vendors in the industry. We also felt the recovery in enterprise spending would benefit EMC, as companies increasingly focus on both storage spending and virtualization. Finally, we believed the company was attractively valued given its strong free cash flow generation and above average growth prospects relative to its peers. Our thesis was validated when it was announced during the Reporting Period that EMC would be acquired by Dell for a healthy premium. Following substantial appreciation in the stock, we sold the position in favor of other opportunities we believed had more upside potential.

We eliminated the Fund’s position in American International Group (“AIG”), a global insurance company. We had initiated the Fund’s position in AIG because we felt its shares were undervalued given the company’s near-term to medium-term opportunities for return on equity improvement. We were also positive on its management’s focus on growing the company’s core insurance business and improving operational performance. Following our initial investment, we were encouraged when its management announced a restructuring program, which included cost reductions and divestitures. However, the plan included major, complex changes within the organization within a relatively short time frame, something we felt was going to be challenging and potentially overly ambitious. Strict to our sell discipline, as key points of our investment thesis became challenged, we sold the stock in favor of other opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations in telecommunication services, consumer staples and health care increased compared to the Russell Index as did its position in cash. The Fund’s exposure to the consumer discretionary, financials, industrials, energy and information technology sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweighted in consumer staples and telecommunication services relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, financials, utilities, industrials and health care and was rather neutrally weighted to the Russell Index in consumer discretionary and information technology. The Fund had no allocation to materials at the end of the Reporting Period.

FUND BASICS

Focused Value Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	-7.97%	-2.87%
Class C	-8.37	-2.87
Institutional	-7.80	-2.87
Class IR	-7.76	-2.87
Class R	-8.17	-2.87
Class R6	-7.79	-2.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000® (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/15	Since Inception	Inception Date
Class A	-12.64%	7/31/15
Class C	-8.79	7/31/15
Institutional	-7.41	7/31/15
Class IR	-7.47	7/31/15
Class R	-7.67	7/31/15
Class R6	-7.40	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	24.10%
Class C	1.89	24.86
Institutional	0.74	23.71
Class IR	0.89	23.86
Class R	1.39	24.36
Class R6	0.72	23.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]

Holding	% of Net Assets	Line of Business
AT&T, Inc.	7.1%	Diversified Telecommunication Services
Wal-Mart Stores, Inc.	6.2	Food & Staples Retailing
Pfizer, Inc.	5.7	Pharmaceuticals
Cisco Systems, Inc.	5.1	Communications Equipment
Bank of America Corp.	5.0	Commercial Banks
The Procter & Gamble Co.	5.0	Household Products
JPMorgan Chase & Co.	4.8	Commercial Banks
General Electric Co.	4.5	Industrial Conglomerates
BP PLC ADR	4.1	Oil, Gas & Consumable Fuels
Alphabet, Inc. Class A	4.1	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total net assets measured at the time of purchase in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships and real estate investment trusts, it may invest up to 25% of its total net assets in foreign securities, including securities of issuers with emerging countries or economies and securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -4.33%, -4.66%, -4.12%, -4.38%, -4.19%, -4.44% and -4.14%, respectively. These returns compare to the -2.87% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials, consumer discretionary and utilities, where stock selection proved challenging. Effective stock selection in the industrials, consumer staples and information technology sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in two oil and gas exploration and production companies — Devon Energy and Southwestern Energy — and in asset manager AllianceBernstein Holding.

Devon Energy’s shares came under pressure after the company announced plans to acquire approximately $2.5 billion worth of assets in the Anadarko and Powder River Basins. Although the assets strengthen Devon Energy’s positioning in two key shale plays that have exhibited strong well results and although we believed Devon Energy’s large North American asset base was not fully recognized at then-current market levels, we decided to exit the Fund’s position in Devon Energy. We felt risk-adjusted return profiles were more compelling elsewhere in the industry.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. The company’s third quarter 2015 earnings came in ahead of consensus expectations, driven by higher than expected production metrics coupled with lower operating costs. However,

PORTFOLIO RESULTS

challenging natural gas liquid and natural gas pricing caused shares to underperform following the earnings release. The company similarly reported fourth quarter 2015 earnings that beat consensus due to better than expected gas price realizations and midstream revenues. However, further capital expenditure cuts in 2016 led investors to anticipate a larger decline in production than previously expected, and Southwestern Energy’s shares fell following the release. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to capital efficiency amidst challenging macro fundamentals.

AllianceBernstein Holding performed poorly amidst a weak environment for asset managers given volatility in capital markets. The company reported a challenging fourth quarter 2015 that drove its stock price lower. Its revenues came in below market expectations, driven by lower performance fees, research services revenues and investment management fees. Also, its negative net flows of approximately $2.5 billion were greater than the market expected. Despite the challenging environment for asset managers, we expect the company’s improved relative performance late in the Reporting Period to translate into better net flows and a higher earnings trajectory going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in industrial conglomerate General Electric, discount retailer Wal-Mart Stores and global telecommunications company AT&T.

General Electric was the top positive contributor to the Fund’s relative results during the Reporting Period. The company reported third quarter 2015 earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, its shares rose after General Electric’s long-awaited announcement about spinning off its majority stake in Synchrony Financial to existing shareholders. Further, in December 2015, General Electric held its 2016 outlook meeting, which included a projection of high single-digit earnings growth through 2018, achieved through above-average organic revenue growth, share repurchases, divestitures, and synergies from the company’s acquisition of Alstom Energy. At the end of the Reporting Period, we remained optimistic on the company’s growth prospects, as a strong backlog of orders and accretive synergies from recent transactions could be supportive to earnings in a potentially slow global economic growth environment, in our view.

The Fund purchased additional shares of Wal-Mart Stores, the world’s largest retailer, opportunistically after a period of underperformance resulting from fears of the impacts of higher wage costs and secular competitive threats due to e-commerce proliferation. With these concerns priced in, we believed the valuation provided an opportune time to buy the stock. Its shares subsequently appreciated in January 2016 after Wal-Mart Stores emphasized its focus on improving efficiency and profitability by announcing a plan to close many of its smaller format Walmart Express stores and open more supercenter stores. At the end of the Reporting Period, we believed the company’s core operating business was stable, with the potential for incremental traffic benefits following current store improvement initiatives. Further, we remained attracted to the company’s exposure to the possibility that consumers could benefit from depressed energy prices and an improving U.S. economic backdrop.

Shares of AT&T performed well following constructive commentary from its management team during its fourth quarter 2015 earnings report. The company expects to generate mid-single-digit earnings growth in 2016, driven in part by margin accretion from synergies related to its recent acquisition of DirecTV. Additionally, its management anticipates strong free cash flow generation, which should support dividend coverage and debt repayment, in our view. To drive growth, we believe AT&T is likely to continue to utilize its unique asset base to deliver integrated video and wireless capabilities to consumers. At the end of the Reporting Period, we remained constructive on the risk-adjusted upside potential of AT&T, as what we view as its attractive dividend yield and focus on free cash flow generation remained compelling to us in an environment characterized by uncertainty.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in M&T Bank. At the time of purchase, we believed M&T Bank was undervalued, and we were positive on the company’s recent acquisition of Hudson City Bancorp, which we believe should be accretive to earnings and allow the company to return more capital to shareholders. Additionally, we are encouraged by what we view as the company’s effective management team and its consistent focus on driving strong risk-adjusted shareholder returns.

We established a Fund position in Whole Foods Market, an organic foods supermarket chain. We are optimistic on the company and its dominant market position. Of note are the significant steps that Whole Foods Market’s management has actively taken to improve the company’s pricing and marketing. We believe these efforts could potentially drive sales growth in the coming quarters. We also like what we consider to be the company’s good earnings visibility from cost-reduction efforts and its potential share buybacks.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in American International Group (“AIG”), a global insurance company. We had initiated the Fund’s position in AIG because we felt its shares were undervalued given the company’s near-term to medium-term opportunities for return on equity improvement. We were also positive on its management’s focus on growing the company’s core insurance business and improving operational performance. Following our initial investment, we were encouraged when its management announced a restructuring program, which included cost reductions and divestitures. However, the plan included major, complex changes within the organization within a relatively short time frame, something we felt was going to be challenging and potentially overly ambitious. Strict to our sell discipline, as key points of our investment thesis became challenged, we sold the stock in favor of other opportunities.

We exited the Fund’s position in Boeing, a designer and manufacturer of commercial jetliners, military defense and spaceflight worldwide. During the Reporting Period, a Securities and Exchange Commission (“SEC”) investigation was announced related to accounting principles on Boeing’s 747 and 787 programs, prompted by an internal whistleblower. We have no insight into whether or not the company is in violation of any generally accepted accounting principles, but our time frame for owning the stock was only a few months to a year, and we believe the investigation could be a headwind for a longer timeframe.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations in consumer staples, energy, information technology and utilities increased compared to the Russell Index, as did its position in cash. The Fund’s exposure to consumer discretionary, financials, health care and industrials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the consumer staples and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, industrials, information technology and consumer discretionary and was rather neutrally weighted to the Russell Index in energy, health care, materials and utilities.

FUND BASICS

Growth and Income Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 28, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	-4.33%	-2.87%
Class C	-4.66	-2.87
Institutional	-4.12	-2.87
Service	-4.38	-2.87
Class IR	-4.19	-2.87
Class R	-4.44	-2.87
Class R6	-4.14	-2.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000® Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.40%	8.31%	4.62%	6.66%	2/5/93
Class C	-4.78	8.72	4.43	2.75	8/15/97
Institutional	-2.70	9.99	5.63	5.81	6/3/96
Service	-3.17	9.44	5.11	5.37	3/6/96
Class IR	-2.83	9.82	N/A	3.90	11/30/07
Class R	-3.33	9.28	N/A	3.39	11/30/07
Class R6	N/A	N/A	N/A	-4.19	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.13%	1.22%
Class C	1.88	1.97
Institutional	0.73	0.82
Service	1.23	1.32
Class IR	0.88	0.97
Class R	1.38	1.47
Class R6	0.71	0.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.0%	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	4.6	Commercial Banks
AT&T, Inc.	4.4	Diversified Telecommunication Services
Pfizer, Inc.	4.3	Pharmaceuticals
General Electric Co.	4.0	Industrial Conglomerates
Wells Fargo & Co.	3.9	Commercial Banks
The Procter & Gamble Co.	3.0	Household Products
Wal-Mart Stores, Inc.	2.6	Food & Staples Retailing
BP PLC ADR	2.6	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.5	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest in foreign securities, including securities of issuers in countries with emerging markets or economies quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 1000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -6.05%, -6.36%, -5.86%, -6.11%, -5.95%, -6.14% and -5.82%, respectively. These returns compare to the -2.87% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance relative to the Russell Index were financials, consumer discretionary and energy, where stock selection was comparatively weak. Effective stock selection in the information technology, consumer staples and materials sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy — and in car rental company Hertz Global Holdings.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. The company’s third quarter 2015 earnings came in ahead of consensus expectations, driven by higher than expected production metrics coupled with lower operating costs. However, challenging natural gas liquid and natural gas pricing caused shares to underperform following the earnings release. The company similarly reported fourth quarter 2015 earnings that beat consensus due to better than expected gas price realizations and midstream revenues. However, further capital expenditure cuts in 2016 led investors to anticipate a larger decline in production than previously expected, and Southwestern Energy’s shares fell following the release. At

PORTFOLIO RESULTS

the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to capital efficiency amidst challenging macro fundamentals.

Devon Energy’s shares came under pressure after the company announced plans to acquire approximately $2.5 billion worth of assets in the Anadarko and Powder River Basins. Although the assets strengthen Devon Energy’s positioning in two key shale plays that have exhibited strong well results and although we believed Devon Energy’s large North American asset base was not fully recognized at then-current market levels, we decided to exit the Fund’s position in Devon Energy. We felt risk-adjusted return profiles were more compelling elsewhere in the industry.

Hertz Global Holdings was the top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price in the latter half of the Reporting Period seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends would likely soften and pressure car rental volumes and prices. A weaker demand environment could also pressure used car prices, which might cause the company to dispose of cars at lower residual values. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in industrial conglomerate General Electric, packaged foods producer Tyson Foods and integrated oil and gas company ConocoPhillips.

General Electric was the top positive contributor to the Fund’s relative results during the Reporting Period. The company reported third quarter 2015 earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, its shares rose after General Electric’s long-awaited announcement about spinning off its majority stake in Synchrony Financial to existing shareholders. Further, in December 2015, General Electric held its 2016 outlook meeting, which included a projection of high single-digit earnings growth through 2018, achieved through above-average organic revenue growth, share repurchases, divestitures, and synergies from the company’s acquisition of Alstom Energy. At the end of the Reporting Period, we remained optimistic on the company’s growth prospects, as a strong backlog of orders and accretive synergies from recent transactions could be supportive to earnings in a potentially slow global economic growth environment, in our view.

Shares of Tyson Foods rose throughout the Reporting Period, as the company consistently delivered strong earnings results and raised forward guidance as a result of strong execution on its strategy to diversify away from traditional fresh meat sales through its acquisition of Hillshire Brands. At the end of the Reporting Period, we continued to believe that Tyson Foods is a high quality business that generates strong cash flow. We had confidence that its management would continue to allocate capital to maximize shareholder value. Additionally, we believe the acquisition of Hillshire Brands should be accretive. However, following such strong relative performance, we exited the position and rotated the proceeds to names with what we believed to be greater upside potential.

We had added to the Fund’s position in ConocoPhillips during the Reporting Period as we felt the stock was oversold and its valuation compelling following a challenging fourth quarter 2015, dragged down by lower production, weaker price realizations and asset write-downs. (A write-down is reducing the book value of an asset because it is overvalued compared to the market value.) ConocoPhillips’ shares subsequently experienced sizable gains as a result of a rally, albeit a modest one, in oil prices. At the end of the Reporting Period, we saw ConocoPhillips as having a diversified portfolio with scale and multiple sources of growth potential. We also felt the company had significant capital flexibility following large reductions in capital and operating expenditures and an ability to grow production in a low commodity price environment despite these capital

PORTFOLIO RESULTS

expenditure reductions. Finally, we maintained our view that the company had a return-focused management with a strong record of value creation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in specialty pharmaceuticals company Allergan following unsubstantiated news flow regarding a proposed inversion deal between Allergan and Pfizer. (Corporate inversion refers to re-incorporating a company overseas in order to reduce the tax burden on income earned abroad. Corporate inversion as a strategy is used by companies that receive a significant portion of their income from foreign sources, since that income is taxed both abroad and in the country of incorporation.) In our view, the combined company would have an attractive portfolio of drugs that treat ailments, such as Alzheimer’s and rheumatoid arthritis. The companies expect more than $2 billion a year’s worth of increased efficiencies within three years of the deal close. We have a positive outlook on the deal closing, as we do not see any material changes being made by the U.S. Treasury as it relates to tax inversion deals prior to the deal close. That said, regardless of the deal outcome, we believe Allergan is a compelling asset to own.

We initiated a Fund position in BP, an integrated oil and gas company. We view the company’s capital efficiency favorably, evidenced by production growth despite capital expenditure reductions. With the July 2015 announcement of a U.S. civil settlement for BP’s 2010 oil spill, we believe a large overhang on the stock was removed. Further, in our view, the legal settlement improved BP’s financial flexibility because a key liability has been defined, and cash payments can be managed with strong free cash flow generation. The capital discipline of BP’s management gives us confidence in the potential sustainability of the company’s dividend, and we believe the company is attractively valued relative to its peers.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in financial institution Citigroup. The decision was made in line within a broader effort to reduce the fund’s exposure to market-sensitive capital markets businesses.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in health care and utilities increased as did its position in cash. The Fund’s exposure to consumer discretionary, financials and industrials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, industrials, energy and utilities and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, materials and telecommunication services.

FUND BASICS

Large Cap Value Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	-6.05%	-2.87%
Class C	-6.36	-2.87
Institutional	-5.86	-2.87
Service	-6.11	-2.87
Class IR	-5.95	-2.87
Class R	-6.14	-2.87
Class R6	-5.82	-2.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000® Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.93%	8.05%	4.71%	5.26%	12/15/99
Class C	-7.22	8.48	4.53	4.84	12/15/99
Institutional	-4.30	9.72	5.73	6.04	12/15/99
Service	-4.76	9.19	5.21	5.55	12/15/99
Class IR	-4.44	9.57	N/A	4.24	11/30/07
Class R	-4.90	9.02	N/A	3.74	11/30/07
Class R6	N/A	N/A	N/A	-4.96	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.20%
Class C	1.92	1.95
Institutional	0.77	0.80
Service	1.27	1.30
Class IR	0.92	0.95
Class R	1.42	1.45
Class R6	0.75	0.78

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Bank of America Corp.	4.3%	Commercial Banks
General Electric Co.	4.3	Industrial Conglomerates
Exxon Mobil Corp.	4.0	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.9	Commercial Banks
Wells Fargo & Co.	3.7	Commercial Banks
The Procter & Gamble Co.	3.7	Household Products
AT&T, Inc.	3.1	Diversified Telecommunication Services
Pfizer, Inc.	3.0	Pharmaceuticals
Microsoft Corp.	2.5	Software
Allergan PLC	2.3	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts, it may invest in foreign securities, including securities of issuers in emerging countries or economies and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its total net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -11.95%, -12.29%, -11.77%, -12.00%, -11.84%, -12.06% and -11.78%, respectively. These returns compare to the -5.17% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly, from the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the financials, industrials and information technology sectors. The only two sectors to contribute positively to the Fund’s relative results during the Reporting Period were energy and consumer staples, where effective stock selection was the primary driver. Having an underweighted allocation to energy, which was the weakest performing sector in the Russell Index during the Reporting Period, and having an overweighted allocation to consumer staples, which was the second best performing sector in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in car rental company Hertz Global Holdings, nitrogen-based fertilizer producer and distributor CF Industries and insurance and retirement company Lincoln National.

Hertz Global Holdings was the top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price in the latter half of the Reporting Period seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends would likely soften and pressure car rental volumes and prices. A weaker demand environment could also pressure used car prices, which might cause the company to dispose of cars at lower residual values. Despite our positive long-term view of the company’s operational improvement initiatives, available

PORTFOLIO RESULTS

capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

We had originally initiated a Fund position in CF Industries because we believed the company could expand margins, as new projects allowed the company to increase production. We were also positive on the company’s strong balance sheet and free cash flow. However, CF Industries’ shares subsequently declined after the company reported weaker than expected fourth quarter 2015 earnings results, driven by significant pricing pressure. While we continued to like the company and its management team, we became increasingly concerned about competitive pressures in the industry and slowing demand. Strict to our sell discipline, as key points of our investment thesis became challenged, we sold the stock in favor of other opportunities.

Despite reporting solid quarterly results, the price of Lincoln National’s shares was hurt during the Reporting Period by investor concerns about an upcoming Department of Labor ruling on variable annuities. We believe concerns about the Department of Labor ruling were overblown and that Lincoln National should be able to adapt its variable annuity business over time with changing preferences and regulations. We also believe the company’s shares were hurt by negative sentiment surrounding potential exposure to the volatile energy market within Lincoln National’s credit portfolio and to financials in general. At the end of the Reporting Period, we maintained our belief that shares of Lincoln National were undervalued given what we view as the company’s strong, consistent return on equity and free cash flow generation. Additionally, we believed the company was well positioned to potentially benefit from an anticipated rise in interest rates and was well insulated against the possibility of rates remaining low for longer than expected.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Cheniere Energy, an exporter of liquid natural gas; Tyson Foods, a packaged foods producer; and Sally Beauty Holdings, a retailer and distributor of professional beauty supplies.

Cheniere Energy is the first U.S. company to receive regulatory approval to export liquid natural gas internationally, and its first cargo is expected by the company to ship soon. At the end of the Reporting Period, we maintained our view that the company’s valuation is compelling given the significant potential opportunities for the company and its first mover advantage in international exports. (A first mover is a form of competitive advantage that a company earns by being the first to enter a specific market or industry. Being the first allows a company to acquire superior brand recognition and customer loyalty. The company also has more time to perfect its product or service.) We also remained positive on the company’s cash flow visibility given that the majority of its exports have been contracted in long-term agreements.

Shares of Tyson Foods rose throughout the Reporting Period, as the company consistently delivered strong earnings results and raised forward guidance as a result of strong execution on its strategy to diversify away from traditional fresh meat sales through its acquisition of Hillshire Brands. At the end of the Reporting Period, we continued to believe that Tyson Foods is a high quality business that generates strong cash flow. We had confidence that its management would continue to allocate capital to maximize shareholder value. Additionally, we believe the acquisition of Hillshire Brands should be accretive. However, following such strong relative performance, we trimmed the position and rotated the proceeds to companies with what we believed to be greater upside potential.

After several quarters of missing market expectations, Sally Beauty Holdings reported strong comparable store sales and earnings and raised its forward guidance. The retail side of its business had been undergoing a multi-year transformation, and during the Reporting Period, the company showed the first signs of an improvement, driving its shares higher. At the end of the Reporting Period, we maintained our view that Sally Beauty Holdings’ shares were attractively valued given its opportunities for operating margin expansion and growth acceleration. Additionally, we believe the company’s strong cash flow generation creates an opportunity for increased capital deployment through share buybacks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Ventas, a health care real estate investment trust (“REIT”). Ventas is one of the largest owners of senior housing facilities, positioning the REIT well, in our view, to benefit from demographic trends within the U.S. We are constructive on what we believe to be the company’s high quality, geographically diverse portfolio. Furthermore, we believe shares of Ventas were undervalued at the time of purchase given what we consider to be its strong balance sheet and high quality management team.

We established a Fund position in Vornado Realty Trust, a REIT primarily focused on the New York and Washington, D.C. areas. We purchased shares opportunistically following a period of underperformance due to investor concern that slowing global economic growth and a stronger U.S. dollar would result in weakness in the New York market. We believe these concerns are overblown given Vornado Realty Trust’s differentiated assets and the resiliency of New York commercial real estate. Additionally, we are constructive on the company’s high quality management team.

Conversely, we exited the Fund’s position in Prologis, a global owner, operator and developer of industrial logistics properties. We believed that Prologis was positioned to benefit from improving occupancy and rental rate growth supported by strong demand fundamentals. Additionally, we were positive on what we perceived as the company’s attractive valuation and capable management team. As our investment thesis played out and the company’s market capitalization appreciated, we sold the position in favor of opportunities where we saw more attractive risk-adjusted return potential.

We sold the Fund’s position in Ralph Lauren. After two years of significant investments and restructuring in the business, we had believed Ralph Lauren was poised to see substantial operating margin expansion over the next few years, along with robust sales expansion, particularly in international markets. A new Chief Executive Officer (“CEO”) was appointed in 2015, and we believed his appointment would help reinvigorate the brand and the core operations of the business. Instead, the CEO announced a new restructuring program focused on shrinking underperforming parts of Ralph Lauren’s distribution network. While we continue to believe that Ralph Lauren is a strong brand with significant future opportunities, we became incrementally less positive on the newly announced restructuring program and therefore the pace of the company’s transition. We ultimately decided to exit the position and transition capital into higher conviction names where we saw more attractive risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in energy, health care, utilities and financials increased as did its position in cash. The Fund’s exposure to the consumer discretionary, consumer staples, information technology and industrials sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the health care and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and utilities and was rather neutrally weighted to the Russell Index in consumer discretionary, information technology, energy, materials and financials. The Fund had no allocation to telecommunication services at the end of the Reporting Period.

FUND BASICS

Mid Cap Value Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Class A	-11.95%	-5.17%
Class C	-12.29	-5.17
Institutional	-11.77	-5.17
Service	-12.00	-5.17
Class IR	-11.84	-5.17
Class R	-12.06	-5.17
Class R6	-11.78	-5.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-14.44%	7.18%	5.79%	8.14%	8/15/97
Class C	-11.04	7.59	5.60	7.67	8/15/97
Institutional	-9.12	8.83	6.82	10.81	8/1/95
Service	-9.56	8.29	6.29	8.50	7/18/97
Class IR	-9.26	8.67	N/A	6.07	11/30/07
Class R	-9.72	8.12	N/A	12.93	1/6/09
Class R6	N/A	N/A	N/A	-8.35	7/31/15

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.15%
Class C	1.90	1.90
Institutional	0.75	0.75
Service	1.25	1.25
Class IR	0.90	0.90
Class R	1.40	1.40
Class R6	0.73	0.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Ventas, Inc.	2.2%	Real Estate Investment Trusts
Citizens Financial Group, Inc.	2.2	Commercial Banks
Lincoln National Corp.	2.0	Insurance
Vornado Realty Trust	2.0	Real Estate Investment Trusts
Brixmor Property Group, Inc.	1.9	Real Estate Investment Trusts
M&T Bank Corp.	1.8	Commercial Banks
Raymond James Financial, Inc.	1.8	Capital Markets
Synchrony Financial	1.8	Consumer Finance
DDR Corp.	1.8	Real Estate Investment Trusts
Huntington Bancshares, Inc.	1.8	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts, it may invest in foreign securities, including securities of issuers in emerging countries or economies and securities quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -8.25%, -8.62%, -8.08%, -8.30%, -8.16%, -8.36% and -8.07%, respectively. These returns compare to the -6.73% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both stock selection and sector allocation overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the financials, information technology and consumer staples sectors. Effective stock selection in the energy, health care and industrials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production companies Rice Energy and Memorial Resource Development and in hotel property real estate investment trust (“REIT”) Pebblebrook Hotel Trust.

Rice Energy, an exploration and production company based in Pennsylvania, was the top detractor from the Fund’s relative performance during the Reporting Period. While the company reported better than expected third quarter 2015 earnings, the announcement was overshadowed by declines in natural gas liquid and natural gas prices during the fourth quarter of 2015. Despite these headwinds, we remained positive at the end of the Reporting Period on Rice Energy’s prominent acreage in the Marcellus and Utica Shales, which has the potential to drive, in our view, continued strong results for the company. Additionally, we believe Rice Energy is supported by a management team that is committed to high returns, and we believe the company’s growth opportunities were not fully reflected in the stock’s valuation at the end of the Reporting Period.

Memorial Resource Development, an oil and natural gas exploration and production company operating in northern Louisiana, was a top detractor from the Fund’s relative

PORTFOLIO RESULTS

returns. The price of its shares dropped due to weakness in the price of oil and disappointing fourth quarter 2015 earnings. Despite what we anticipate will be short-term weakness, we believe Memorial Resource Development has high quality assets and the ability to significantly increase production going forward. At the end of the Reporting Period, it was our view that the company is one of the best, most capital-efficient operators in North America.

Shares of Pebblebrook Hotel Trust performed poorly due to concerns about corporate demand trends in San Francisco and new supply in New York City, two of the company’s larger markets. Additionally, investors were cautious on the strong U.S. dollar’s potential impact on international tourism as well as on the company’s progress with several of its renovation projects. Despite what we expect to be short-term weakness, we remained positive at the end of the Reporting Period on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth in the years ahead. We also remained positive on the company’s potentially favorable geographic exposure and its management’s track record of accretive capital allocation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center property REIT CyrusOne, self-storage REIT CubeSmart and office and industrial property REIT PS Business Parks.

CyrusOne reported solid fourth quarter 2015 earnings and issued strong 2016 guidance. Its cloud-based information technology tenants drove overall demand, with the segment making up approximately one-third of revenue, a significant increase from three years ago. The REIT also reported a record level of leasing volume. Its shares also gained on favorable response to CyrusOne’s acquisition of Cervalis Holdings, which was integrated in November 2015 and drove cost synergies ahead of original projections. The REIT also showed progress in diversifying away from energy-related tenants and toward areas with strong secular tailwinds, such as cloud services. At the end of the Reporting Period, we believed CyrusOne was well positioned to serve the data storage needs of enterprise customers, and as a result, we expected the company to benefit from ongoing demand growth. Additionally, we viewed the strength of CyrusOne’s sales force as a meaningful competitive advantage, and we remained encouraged by the company’s opportunity to increasingly provide its services to small and mid-size customers. Finally, we believed the stock continued to present a compelling risk/reward opportunity given what we viewed as its attractive valuation and prospects for future growth.

Shares of CubeSmart rose during the Reporting Period, as the company consistently beat earnings expectations, helped by high occupancies and rents in the self-storage sector. At the end of the Reporting Period, we remained positive on the REIT’s management team and its ability to make accretive acquisitions, supported by what we consider a healthy balance sheet. Additionally, we believed the company was well positioned for a potential rising rate environment given the pricing and leasing flexibility of self-storage facilities.

PS Business Parks reported better than expected fourth quarter 2015 earnings, driven by strength in core operations, better than expected same-store net operating income, good rent spreads, and a strong gain in occupancy. Its Board declared a 25% common stock dividend increase in conjunction with its fourth quarter earnings release. At the end of the Reporting Period, we remained encouraged by its management team’s opportunity to sell select assets at premium valuations and recycle capital into markets with greater upside potential. Over the long term, we believe that this strategy should be accretive to shareholder value, and we were positive on its management’s profitable track record of capital allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Polycom, a collaborative communications provider, during the Reporting Period, at what we viewed as an attractive price point. We are positive on the company’s new management team and its ability to improve the cost structure of the business and expand margins. We are also positive on new products Polycom has developed and the potential to increase revenue growth. Finally, its management, we believe, could utilize its balance sheet to repurchase shares or to participate in an accretive merger and acquisition activity.

We established a Fund position in Care Capital Properties, an owner of health care real estate with a focus on skilled nursing facilities, which was spun off from Ventas in August

PORTFOLIO RESULTS

2015. In our view, Care Capital Properties is well positioned to benefit from demographic trends in the U.S. pointing toward an aging population. We also believe Care Capital Properties enjoys high quality management, a strong balance sheet and is a comparatively stable holding for the Fund’s portfolio if the economy were to weaken.

Conversely, we exited the Fund’s position in Strategic Hotels & Resorts, an owner of luxury hotels across North America and Europe. We believed the company would be a beneficiary of high investor demand for luxury hotels and limited new supply in the industry. Additionally, we were optimistic on the company’s opportunity to benefit from improving trends in group travel. At the beginning of September 2015, its shares rose following the announcement that Blackstone Group L.P. had agreed to acquire Strategic Hotels & Resorts. Following the stock’s substantial gains and as shares reached our price target, we exited the position in favor of opportunities where we saw more attractive risk-adjusted return potential.

We eliminated the Fund’s position in Carter’s, which specializes in making clothes for infants and toddlers up to three years old. The stock had performed well through most of the Reporting Period relative to its retail peers. However, we felt there was a growing potential for an unanticipated demand shortfall for Carter’s products as a result of the Zika virus, especially outside the U.S., a risk we believe may be material and could impact people’s willingness to have children in the short run. This was a risk not articulated by investors broadly, and so we believed it was not appropriately factored into the stock’s risk profile. We sold the Fund’s shares in Carter’s and used the proceeds to buy stock of a retailer with a target demographic outside of infants and toddlers. That said, we still like the company long term and intend to watch for opportunities to potentially re-invest some time in the future.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, health care and industrials decreased. Its position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweighted in materials and underweighted in financials and utilities relative to the Russell Index. The Fund was rather neutrally weighted to the other sectors in the Russell Index at the end of February 2016, with the exception of telecommunication services to which the Fund had no exposure at all at the end of the Reporting Period.

FUND BASICS

Small Cap Value Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	-8.25%	-6.73%
Class C	-8.62	-6.73
Institutional	-8.08	-6.73
Service	-8.30	-6.73
Class IR	-8.16	-6.73
Class R	-8.36	-6.73
Class R6	-8.07	-6.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.96	8.92	7.09	10.06	10/22/92
Class C	-7.40	9.34	6.91	8.03	8/15/97
Institutional	-5.39	10.60	8.14	9.29	8/15/97
Service	-5.85	10.05	7.60	8.75	8/15/97
Class IR	-5.55	10.43	N/A	8.33	11/30/07
Class R	-6.00	9.89	N/A	7.80	11/30/07
Class R6	N/A	N/A	N/A	-6.22	7/31/15

[3]	The Standardized Total Returns average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.39%
Class C	2.09	2.14
Institutional	0.94	0.99
Service	1.44	1.49
Class IR	1.09	1.14
Class R	1.59	1.64
Class R6	0.92	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Pebblebrook Hotel Trust	1.4%	Real Estate Investment Trusts
Chesapeake Lodging Trust	1.3	Real Estate Investment Trusts
Webster Financial Corp.	1.2	Commercial Banks
PrivateBancorp, Inc.	1.1	Commercial Banks
PS Business Parks, Inc.	1.1	Real Estate Investment Trusts
CubeSmart	1.1	Real Estate Investment Trusts
CNO Financial Group, Inc.	1.1	Insurance
Acadia Realty Trust	1.1	Real Estate Investment Trusts
Spectrum Brands Holdings, Inc.	1.1	Household Products
TreeHouse Foods, Inc.	1.0	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index, respectively, at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, including real estate investment trusts, it may also invest in foreign securities, including securities of issuers in emerging countries or economies and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -8.74%, -8.97%, -8.56%, -8.58%, -8.81% and -8.55%, respectively. These returns compare to the -5.93% cumulative total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance most relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly, from the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were financials and information technology, where stock selection proved challenging. Having no exposure to the telecommunication services sector, which outpaced the Russell Index during the Reporting Period, also hurt. Effective stock selection in the energy, consumer discretionary and health care sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in oil and gas exploration and production companies Rice Energy and Memorial Resource Development and in hotel property real estate investment trust (“REIT”) Pebblebrook Hotel Trust.

Rice Energy, an exploration and production company based in Pennsylvania, was the top detractor from the Fund’s relative performance during the Reporting Period. While the company reported better than expected third quarter 2015 earnings, the announcement was overshadowed by declines in natural gas liquid and natural gas prices during the fourth quarter of 2015. Despite these headwinds, we remained positive at the end of the Reporting Period on Rice Energy’s prominent acreage in the Marcellus and Utica Shales, which has the potential to drive, in our view, continued strong results for the company. Additionally, we believe Rice Energy is supported by a management team that is committed to high returns, and we believe the company’s

PORTFOLIO RESULTS

growth opportunities were not fully reflected in the stock’s valuation at the end of the Reporting Period.

Memorial Resource Development, an oil and natural gas exploration and production company operating in northern Louisiana, was a top detractor from the Fund’s relative returns. The price of its shares dropped due to weakness in the price of oil and disappointing fourth quarter 2015 earnings. Despite what we anticipate will be short-term weakness, we believe Memorial Resource Development has high quality assets and the ability to significantly increase production going forward. At the end of the Reporting Period, it was our view that the company is one of the most capital-efficient operators in North America.

Shares of Pebblebrook Hotel Trust performed poorly due to concerns about corporate demand trends in San Francisco and new supply in New York City, two of the company’s larger markets. Additionally, investors were cautious on the strong U.S. dollar’s potential impact on international tourism as well as on the company’s progress with several of its renovation projects. Despite what we expect to be short-term weakness, we remained constructive at the end of the Reporting Period on Pebblebrook Hotel Trust’s potential for both margin expansion and earnings growth in the years ahead. We also remained positive on the company’s potentially favorable geographic exposure and its management’s track record of accretive capital allocation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Atmos Energy, a natural gas-focused utilities company; Ingram Micro, an information technology products and services wholesale distributor; and Highwoods Properties, a REIT primarily focused on office space.

Atmos Energy operates in eight states located mainly in the southern U.S. Its shares rose after the company reported healthy second quarter 2015 earnings and raised its forward guidance as a result of stronger pricing power. We believe its share price was also supported by investors transitioning capital into higher quality stocks due to market uncertainty. At the end of the Reporting Period, we remained confident about the company given the significant potential opportunities for growth through infrastructure investments and price increases.

We originally invested in Ingram Micro because we believed it to be an undervalued company with opportunities for margin improvement and a strong management team. Its shares spiked after it was announced that HNA Group would acquire Ingram Micro for a significant premium.

Shares of Highwoods Properties appreciated during the Reporting Period, as the company consistently reported strong earnings supported by occupancy increases and better than expected lease renewals. At the end of the Reporting Period, we remained positive on Highwoods Properties given the REIT’s exposure to the fast-growing southeastern U.S. and the region’s favorable supply and demand dynamics. Additionally, we believe the company has one of the highest quality management teams in the industry.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Vulcan Materials, a supplier of construction aggregates. Despite a weaker commodity price environment, we believe Vulcan Materials can expand its margins, supported by volume growth and pricing resiliency. We are also positive on what we perceive to be the company’s favorable geographic exposure in the southeastern U.S., a region that has been experiencing strong housing and job growth.

We established a Fund position in Arch Capital Group, a Bermuda-based insurance and reinsurance company with what we view as an impressive history of underwriting discipline and a deep management bench. We like the company’s conservative balance sheet and risk-focused, but opportunistic, approach to managing a diversified platform of specialty lines across cycles. We are also optimistic about its entry into mortgage insurance, where we believe its strong balance sheet and “A3” rating should give it an advantage relative to competitors over time.

Conversely, we had started a Fund position in Martin Marietta Materials, a supplier of construction aggregates and heavy building materials, because we believed it was a high quality company with the ability to expand its margins, both in its core business and as the company integrated recent acquisitions. However, we became increasingly concerned about the company’s exposure to end-markets in Texas and other energy-sensitive areas that have been negatively impacted by weak commodity prices. Strict to our sell

PORTFOLIO RESULTS

discipline, we sold the stock in favor of higher conviction opportunities.

We sold the Fund’s position in insurance broker Towers Watson during the Reporting Period. We had originally initiated the position in the company because we believed the proposed merger between Willis and Towers Watson would generate significant synergies, which were not being fully appreciated by the market at the time. We exited the position as the combined company’s stock appreciated, and the new market capitalization grew beyond the Fund’s mandate.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary and industrials decreased. Its position in cash increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was not overweighted in any sector relative to the Russell Index. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, utilities and industrials and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, information technology, materials, health care and energy. The Fund had no allocation to telecommunication services at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Value Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 2500® Value Index[2]
Class A	-8.74%	-5.93%
Class C	-8.97	-5.93
Institutional	-8.56	-5.93
Class IR	-8.58	-5.93
Class R	-8.81	-5.93
Class R6	-8.55	-5.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Value Index (with dividends reinvested) is composed of the smallest 2,500 of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecast growth values. It is calculated by Frank Russell Company, and reflects reinvestment of all dividends and capital gains. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Since Inception	Inception Date
Class A	-10.07%	-0.19%	1/31/2014
Class C	-6.45	2.07	1/31/2014
Institutional	-4.36	3.31	1/31/2014
Class IR	-4.72	3.03	1/31/2014
Class R	-5.10	2.58	1/31/2014
Class R6	N/A	-6.23	7/31/2015

[3]	The Standardized Total Returns are average annual or cumulative total returns for periods less than 1 year as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site atwww.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[3]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	3.15%
Class C	1.99	3.94
Institutional	0.84	2.60
Class IR	0.99	2.74
Class R	1.49	3.04
Class R6	0.82	2.58

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Brixmor Property Group, Inc.	1.7%	Real Estate Investment Trusts
Atmos Energy Corp.	1.7	Gas Utilities
Post Properties, Inc.	1.5	Real Estate Investment Trusts
Highwoods Properties, Inc.	1.5	Real Estate Investment Trusts
Hubbell, Inc.	1.4	Electrical Equipment
Hanesbrands, Inc.	1.4	Textiles, Apparel & Luxury Goods
Pebblebrook Hotel Trust	1.3	Real Estate Investment Trusts
Xylem, Inc.	1.3	Machinery
Federal Realty Investment Trust	1.3	Real Estate Investment Trusts
Starwood Property Trust, Inc.	1.3	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 93.2%
Aerospace & Defense – 2.6%
688	United Technologies Corp.	$66,475

Airlines* – 1.5%
696	United Continental Holdings, Inc.	39,853

Biotechnology* – 1.6%
491	Vertex Pharmaceuticals, Inc.	41,976

Commercial Banks – 19.4%
10,330	Bank of America Corp.	129,332
2,189	JPMorgan Chase & Co.	123,241
713	M&T Bank Corp.	73,118
2,175	SunTrust Banks, Inc.	72,166
2,126	Wells Fargo & Co.	99,752

		497,609

Communications Equipment – 6.9%
4,736	Brocade Communications Systems, Inc.	47,028
4,976	Cisco Systems, Inc.	130,272

		177,300

Diversified Telecommunication Services – 7.1%
4,916	AT&T, Inc.	181,646

Electric Utilities – 3.7%
2,822	FirstEnergy Corp.	94,452

Food & Staples Retailing – 9.9%
2,400	Wal-Mart Stores, Inc.	159,216
3,052	Whole Foods Market, Inc.	95,558

		254,774

Health Care Equipment & Supplies – 3.6%
1,194	Medtronic PLC	92,404

Household Products – 5.0%
1,603	The Procter & Gamble Co.	128,705

Industrial Conglomerates – 4.5%
3,973	General Electric Co.	115,773

Insurance – 4.6%
1,285	MetLife, Inc.	50,834
1,019	Prudential Financial, Inc.	67,346

		118,180

Internet & Catalog Retail* – 3.0%
62	The Priceline Group, Inc.	78,443

Internet Software & Services* – 4.1%
146	Alphabet, Inc. Class A	104,714

Media – 2.7%
1,876	Viacom, Inc. Class B	69,131

Oil, Gas & Consumable Fuels – 7.3%
3,604	BP PLC ADR	104,840
1,467	ConocoPhillips	49,629
5,698	Southwestern Energy Co.*	32,934

		187,403

Common Stocks – (continued)
Pharmaceuticals – 5.7%
4,940	Pfizer, Inc.	$146,570

TOTAL COMMON STOCKS
(Cost $2,507,807)		$2,395,408

Shares	Rate	Value
Investment Company(a) – 2.9%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
74,734	0.233%	$74,734
(Cost $74,734)

TOTAL INVESTMENTS – 96.1%
(Cost $2,582,541)		$2,470,142

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		100,563

NET ASSETS – 100.0%		$2,570,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 94.3%
Aerospace & Defense – 1.1%
44,317	United Technologies Corp.	$4,281,908

Air Freight & Logistics – 1.8%
71,159	United Parcel Service, Inc. Class B	6,870,401

Automobiles – 0.7%
88,079	General Motors Co.	2,593,046

Capital Markets – 1.7%
333,356	AllianceBernstein Holding LP	6,593,782

Chemicals – 1.7%
110,813	E.I. du Pont de Nemours & Co.	6,745,187

Commercial Banks – 14.4%
741,700	Bank of America Corp.	9,286,084
128,577	BB&T Corp.	4,135,036
320,076	JPMorgan Chase & Co.	18,020,279
54,138	M&T Bank Corp.	5,551,852
112,622	SunTrust Banks, Inc.	3,736,798
324,260	Wells Fargo & Co.	15,214,279

		55,944,328

Communications Equipment – 2.5%
367,506	Cisco Systems, Inc.	9,621,307

Computers & Peripherals – 1.0%
154,121	EMC Corp.	4,027,182

Consumer Finance* – 1.1%
152,523	Synchrony Financial	4,110,495

Containers & Packaging – 0.9%
69,976	Packaging Corp. of America	3,393,836

Diversified Telecommunication Services – 4.4%
463,253	AT&T, Inc.	17,117,198

Electric Utilities – 6.0%
61,916	Duke Energy Corp.	4,599,120
266,751	FirstEnergy Corp.	8,928,156
28,096	NextEra Energy, Inc.	3,169,791
60,020	Pinnacle West Capital Corp.	4,131,177
75,847	PPL Corp.	2,653,886

		23,482,130

Food & Staples Retailing – 3.9%
152,688	Wal-Mart Stores, Inc.	10,129,322
160,010	Whole Foods Market, Inc.	5,009,913

		15,139,235

Food Products – 1.0%
99,897	Mondelez International, Inc. Class A	4,048,825

Health Care Equipment & Supplies – 2.2%
109,057	Medtronic PLC	8,439,921

Household Products – 3.0%
143,807	The Procter & Gamble Co.	11,546,264

Common Stocks – (continued)
Independent Power Producers & Energy Traders – 0.4%
146,720	NRG Energy, Inc.	$1,581,642

Industrial Conglomerates – 4.0%
532,142	General Electric Co.	15,506,618

Insurance – 6.6%
50,970	Arthur J. Gallagher & Co.	2,031,155
194,461	MetLife, Inc.	7,692,877
91,938	Prudential Financial, Inc.	6,076,182
135,135	The Hartford Financial Services Group, Inc.	5,691,886
37,397	The Travelers Cos., Inc.	4,020,926

		25,513,026

Media – 1.3%
138,596	Viacom, Inc. Class B	5,107,263

Multi-Utilities – 1.3%
88,743	PG&E Corp.	5,034,390

Oil, Gas & Consumable Fuels – 11.3%
123,718	Apache Corp.	4,735,925
342,022	BP PLC ADR	9,949,420
45,614	Chevron Corp.	3,806,032
147,037	ConocoPhillips	4,974,262
241,967	Exxon Mobil Corp.	19,393,655
197,956	Southwestern Energy Co.*	1,144,186

		44,003,480

Pharmaceuticals – 9.8%
93,849	Johnson & Johnson	9,873,853
168,672	Merck & Co., Inc.	8,469,021
68,392	Mylan NV*	3,082,428
557,834	Pfizer, Inc.	16,550,935

		37,976,237

Real Estate Investment Trusts – 0.8%
151,455	RLJ Lodging Trust	3,176,011

Road & Rail – 1.3%
63,272	Union Pacific Corp.	4,989,630

Semiconductors & Semiconductor Equipment – 3.0%
145,696	Intel Corp.	4,311,145
118,109	Maxim Integrated Products, Inc.	3,999,171
61,978	QUALCOMM, Inc.	3,147,862

		11,458,178

Software – 3.4%
173,039	Microsoft Corp.	8,804,224
115,998	Oracle Corp.	4,266,407

		13,070,631

Specialty Retail – 2.2%
58,241	Lowe’s Cos., Inc.	3,933,015
163,508	The Gap, Inc.	4,520,996

		8,454,011

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Tobacco – 1.5%
97,765	Altria Group, Inc.	$6,019,391

TOTAL COMMON STOCKS
(Cost $372,262,069)		$365,845,553

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 5.4%
Repurchase Agreements – 5.4%
Joint Repurchase Agreement Account II
$20,800,000	0.312%	03/01/16	$20,800,000
(Cost $20,800,000)

TOTAL INVESTMENTS – 99.7%
(Cost $393,062,069)			$386,645,553

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,240,460

NET ASSETS – 100.0%			$387,886,013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on pages 56-57.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%
Aerospace & Defense – 1.6%
192,132	United Technologies Corp.	$18,563,794

Airlines* – 0.8%
161,581	United Continental Holdings, Inc.	9,252,128

Biotechnology* – 0.9%
124,102	Vertex Pharmaceuticals, Inc.	10,609,480

Capital Markets – 0.8%
394,245	Morgan Stanley	9,737,851

Chemicals – 1.8%
361,772	E.I. du Pont de Nemours & Co.	22,021,062

Commercial Banks – 14.4%
4,136,169	Bank of America Corp.	51,784,836
837,168	JPMorgan Chase & Co.	47,132,558
167,914	M&T Bank Corp.	17,219,581
350,020	SunTrust Banks, Inc.	11,613,664
951,159	Wells Fargo & Co.	44,628,380

		172,379,019

Communications Equipment – 2.1%
974,993	Cisco Systems, Inc.	25,525,317

Computers & Peripherals – 1.1%
481,117	EMC Corp.	12,571,587

Consumer Finance* – 1.3%
566,609	Synchrony Financial	15,270,113

Diversified Telecommunication Services – 3.2%
1,018,344	AT&T, Inc.	37,627,811

Electric Utilities – 4.2%
241,635	Duke Energy Corp.	17,948,648
508,100	FirstEnergy Corp.	17,006,107
137,163	NextEra Energy, Inc.	15,474,729

		50,429,484

Food & Staples Retailing – 3.0%
348,495	Wal-Mart Stores, Inc.	23,119,158
405,449	Whole Foods Market, Inc.	12,694,608

		35,813,766

Food Products – 0.7%
213,106	Mondelez International, Inc. Class A	8,637,186

Health Care Equipment & Supplies – 3.4%
416,104	Abbott Laboratories	16,119,869
308,908	Medtronic PLC	23,906,390

		40,026,259

Health Care Providers & Services – 2.0%
217,287	Aetna, Inc.	23,603,887

Hotels, Restaurants & Leisure* – 0.6%
388,803	MGM Resorts International	7,360,041

Common Stocks – (continued)
Household Durables – 0.5%
161,521	Newell Rubbermaid, Inc.	$6,139,413

Household Products – 3.7%
555,179	The Procter & Gamble Co.	44,575,322

Industrial Conglomerates – 4.3%
1,772,842	General Electric Co.	51,660,616

Insurance – 5.7%
646,190	MetLife, Inc.	25,563,276
378,338	Prudential Financial, Inc.	25,004,359
414,607	The Hartford Financial Services Group, Inc.	17,463,247

		68,030,882

Internet & Catalog Retail* – 1.0%
9,517	The Priceline Group, Inc.	12,041,004

Internet Software & Services* – 1.8%
19,903	Alphabet, Inc. Class A	14,274,829
283,631	eBay, Inc.	6,750,418

		21,025,247

Media – 2.5%
252,863	CBS Corp. Class B	12,233,512
490,227	Viacom, Inc. Class B	18,064,865

		30,298,377

Multi-Utilities – 1.7%
361,993	PG&E Corp.	20,535,863

Oil, Gas & Consumable Fuels – 10.6%
410,762	Apache Corp.	15,723,969
843,065	BP PLC ADR	24,524,761
207,742	Chevron Corp.	17,333,993
454,169	ConocoPhillips	15,364,537
592,501	Exxon Mobil Corp.	47,488,955
1,085,178	Southwestern Energy Co.*	6,272,329

		126,708,544

Pharmaceuticals – 9.6%
95,788	Allergan PLC*	27,789,057
211,050	Johnson & Johnson	22,204,571
199,872	Merck & Co., Inc.	10,035,573
416,988	Mylan NV*	18,793,649
1,199,023	Pfizer, Inc.	35,575,012

		114,397,862

Real Estate Investment Trusts – 0.7%
91,316	American Tower Corp.	8,419,335

Road & Rail – 1.3%
193,439	Union Pacific Corp.	15,254,599

Semiconductors & Semiconductor Equipment – 4.3%
791,832	Intel Corp.	23,430,309

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
187,937	Maxim Integrated Products, Inc.	$6,363,547
431,336	QUALCOMM, Inc.	21,907,555

		51,701,411

Software – 4.8%
591,438	Microsoft Corp.	30,092,366
432,422	Oracle Corp.	15,904,481
603,884	Symantec Corp.	11,661,000

		57,657,847

Specialty Retail – 1.1%
9,582	Advance Auto Parts, Inc.	$1,422,352
179,848	Lowe’s Cos., Inc.	12,145,135

		13,567,487

TOTAL COMMON STOCKS
(Cost $1,107,978,312)		$1,141,442,594

Shares	Rate	Value
Investment Company(a) – 3.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
40,322,715	0.233%	$40,322,715
(Cost $40,322,715)

TOTAL INVESTMENTS – 98.9%
(Cost $1,148,301,027)		$1,181,765,309

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		13,625,805

NET ASSETS – 100.0%		$1,195,391,114

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.2%
Aerospace & Defense – 1.0%
2,028,896	Textron, Inc.	$69,286,798

Airlines* – 0.8%
914,878	United Continental Holdings, Inc.	52,385,914

Auto Components – 0.5%
535,402	Delphi Automotive PLC	35,700,605

Beverages – 1.2%
938,959	Molson Coors Brewing Co. Class B	80,065,034

Biotechnology* – 0.5%
379,462	Vertex Pharmaceuticals, Inc.	32,440,206

Building Products – 1.2%
1,628,518	Fortune Brands Home & Security, Inc.	81,784,174

Capital Markets – 1.8%
2,808,214	Raymond James Financial, Inc.	123,112,102

Chemicals – 2.4%
2,527,164	Axalta Coating Systems Ltd.*	65,605,177
1,589,605	Celanese Corp. Series A	95,916,766

		161,521,943

Commercial Banks – 7.4%
7,565,685	Citizens Financial Group, Inc.	145,488,123
13,516,931	Huntington Bancshares, Inc.	118,273,146
1,205,437	M&T Bank Corp.	123,617,564
1,074,920	PacWest Bancorp	34,590,926
3,479,275	Zions Bancorp	74,178,143

		496,147,902

Communications Equipment – 3.2%
10,837,553	Brocade Communications Systems, Inc.	107,616,901
650,393	F5 Networks, Inc.*	62,548,295
7,076,098	Viavi Solutions, Inc.*	46,206,920

		216,372,116

Construction Materials – 2.1%
576,054	Martin Marietta Materials, Inc.	82,156,821
606,951	Vulcan Materials Co.	59,802,882

		141,959,703

Consumer Finance* – 3.0%
13,142,613	SLM Corp.	76,752,860
4,471,620	Synchrony Financial	120,510,159

		197,263,019

Electric Utilities – 4.6%
3,004,684	FirstEnergy Corp.	100,566,774
610,436	Pinnacle West Capital Corp.	42,016,310
1,078,597	PPL Corp.	37,740,109

Common Stocks – (continued)
Electric Utilities – (continued)
844,841	Westar Energy, Inc.	$36,716,790
2,357,734	Xcel Energy, Inc.	93,224,802

		310,264,785

Electrical Equipment – 0.7%
495,731	Hubbell, Inc.	49,255,832

Food & Staples Retailing – 1.0%
2,193,885	Whole Foods Market, Inc.	68,690,539

Food Products – 2.2%
2,545,160	ConAgra Foods, Inc.	107,049,430
637,580	Tyson Foods, Inc. Class A	41,283,305

		148,332,735

Gas Utilities – 0.5%
428,458	Atmos Energy Corp.	29,739,270

Health Care Equipment & Supplies – 1.6%
1,129,482	Zimmer Biomet Holdings, Inc.	109,345,152

Health Care Providers & Services* – 1.7%
1,047,657	Laboratory Corp. of America Holdings	115,074,645

Hotels, Restaurants & Leisure* – 0.8%
2,733,064	MGM Resorts International	51,736,901

Household Durables – 1.4%
2,004,579	D.R. Horton, Inc.	53,562,351
219,371	Mohawk Industries, Inc.*	39,427,550

		92,989,901

Insurance – 7.2%
1,897,079	Arthur J. Gallagher & Co.	75,598,598
631,749	Everest Re Group Ltd.	117,587,441
3,679,215	Lincoln National Corp.	134,401,724
1,828,544	W.R. Berkley Corp.	94,170,016
1,654,145	XL Group PLC	56,869,505

		478,627,284

Internet & Catalog Retail – 0.9%
580,708	Expedia, Inc.	60,457,510

Internet Software & Services – 1.6%
1,375,908	IAC/InterActiveCorp.	61,117,833
1,878,739	Match Group, Inc.*(a)	20,459,468
2,243,831	Pandora Media, Inc.*	22,931,953

		104,509,254

IT Services – 1.4%
1,564,227	Fidelity National Information Services, Inc.	91,116,223

Machinery – 1.7%
2,068,871	Ingersoll-Rand PLC	114,946,473

Marine* – 0.7%
778,722	Kirby Corp.	44,083,452

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 2.4%
1,958,171	Discovery Communications, Inc. Class A*	$48,954,275
1,620,679	Liberty Media Corp. Class C*	56,561,697
881,587	Scripps Networks Interactive Class A	52,225,214

		157,741,186

Metals & Mining – 0.9%
1,560,952	Nucor Corp.	61,407,852

Multi-Utilities – 5.8%
1,406,501	Ameren Corp.	66,035,222
1,857,275	PG&E Corp.	105,363,211
1,552,766	SCANA Corp.	100,960,845
1,213,529	Sempra Energy	117,117,684

		389,476,962

Oil, Gas & Consumable Fuels – 7.2%
1,743,908	Anadarko Petroleum Corp.	66,181,309
2,214,728	Antero Resources Corp.*	50,606,535
428,215	Cabot Oil & Gas Corp.	8,619,968
1,524,350	Cheniere Energy, Inc.*	54,495,512
637,935	Cimarex Energy Co.	53,605,678
2,707,549	Gulfport Energy Corp.*	64,981,176
2,868,997	Newfield Exploration Co.*	78,122,788
886,491	Pioneer Natural Resources Co.	106,848,760

		483,461,726

Personal Products – 1.0%
890,666	Edgewell Personal Care Co.	68,091,416

Pharmaceuticals – 3.3%
1,061,683	Endo International PLC*	44,388,966
1,448,745	Mylan NV*	65,294,937
900,906	Perrigo Co. PLC	113,739,383

		223,423,286

Professional Services – 1.1%
1,395,035	Nielsen Holdings PLC	70,226,062

Real Estate Investment Trusts – 13.7%
5,419,963	Brixmor Property Group, Inc.	126,989,733
7,129,765	DDR Corp.	119,280,968
618,880	Federal Realty Investment Trust	91,631,373
3,750,839	MFA Financial, Inc.	25,543,214
914,987	Mid-America Apartment Communities, Inc.	82,293,931
4,570,391	RLJ Lodging Trust	95,841,099
5,398,236	Starwood Property Trust, Inc.	94,685,059
2,626,494	Ventas, Inc.	146,216,921
1,555,632	Vornado Realty Trust	134,344,380

		916,826,678

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
1,476,566	Intersil Corp. Class A	$18,855,748
2,834,629	Maxim Integrated Products, Inc.	95,980,538

		114,836,286

Software – 1.6%
3,477,924	Symantec Corp.	67,158,712
742,436	VMware, Inc. Class A*	37,485,594

		104,644,306

Specialty Retail – 2.3%
1,476,859	Sally Beauty Holdings, Inc.*	46,639,207
6,169,630	Staples, Inc.	58,303,004
887,840	Williams-Sonoma, Inc.	46,265,342

		151,207,553

Textiles, Apparel & Luxury Goods – 0.5%
1,225,581	Hanesbrands, Inc.	34,916,803

Water Utilities – 0.6%
653,973	American Water Works Co., Inc.	42,390,530

TOTAL COMMON STOCKS
(Cost $6,461,923,290)		$6,375,860,118

Shares	Rate	Value
Investment Company(a) – 5.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
335,226,280	0.233%	$335,226,280
(Cost $335,226,280)

TOTAL INVESTMENTS – 100.2%
(Cost $6,797,149,570)		$6,711,086,398

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(16,378,467)

NET ASSETS – 100.0%		$6,694,707,931

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer/Fund.

Investment Abbreviation:
PLC	—Public Limited Company

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.3%
Aerospace & Defense – 1.8%
438,769	Curtiss-Wright Corp.	$30,972,704
710,680	Esterline Technologies Corp.*	39,805,187
556,863	Moog, Inc. Class A*	24,045,344

		94,823,235

Air Freight & Logistics – 0.6%
780,686	Forward Air Corp.	31,789,534

Auto Components – 0.6%
669,334	American Axle & Manufacturing Holdings, Inc.*	9,785,663
159,708	Cooper Tire & Rubber Co.	6,276,524
661,264	Tower International, Inc.	14,190,726

		30,252,913

Biotechnology* – 0.1%
1,272,966	Infinity Pharmaceuticals, Inc.	7,357,743

Building Products* – 0.7%
531,350	Armstrong World Industries, Inc.	21,535,615
1,056,017	Continental Building Products, Inc.	17,825,567

		39,361,182

Capital Markets – 1.3%
443,313	Golub Capital BDC, Inc.	7,390,028
626,118	New Mountain Finance Corp.	7,813,953
1,654,574	OM Asset Management PLC	18,862,144
772,616	Stifel Financial Corp.*	22,374,959
510,959	Virtu Financial, Inc. Class A	11,399,495

		67,840,579

Chemicals – 1.6%
162,612	GCP Applied Technologies, Inc.*	2,883,111
41,213	Methanex Corp.	1,305,216
317,265	Minerals Technologies, Inc.	16,123,407
622,530	PolyOne Corp.	16,752,282
175,747	Quaker Chemical Corp.	13,674,874
33,976	Trinseo SA*	1,012,825
478,642	W.R. Grace & Co.*	32,901,851

		84,653,566

Commercial Banks – 17.1%
179,773	Ameris Bancorp	4,852,073
1,846,207	BancorpSouth, Inc.	36,776,443
896,814	Bank of the Ozarks, Inc.	33,935,442
670,795	Banner Corp.	26,637,269
504,341	BNC Bancorp	10,228,036
1,749,500	Boston Private Financial Holdings, Inc.	18,474,720
1,057,169	Brookline Bancorp, Inc.	11,110,846
724,741	CoBiz, Inc.	7,863,440
793,751	Columbia Banking System, Inc.	22,883,841
729,181	Community Bank System, Inc.	27,001,572
470,194	ConnectOne Bancorp, Inc.	7,250,392
1,937,783	CVB Financial Corp.	30,093,770
972,407	First Financial Bankshares, Inc.	25,681,269

Common Stocks – (continued)
Commercial Banks – (continued)
899,570	First Merchants Corp.	$19,961,458
1,227,110	First Midwest Bancorp, Inc.	20,492,737
802,174	Flushing Financial Corp.	16,564,893
1,287,379	Glacier Bancorp, Inc.	30,665,368
1,245,585	Great Western Bancorp, Inc.	30,653,847
578,671	Heritage Financial Corp.	10,092,022
738,079	Home BancShares, Inc.	29,168,882
599,774	Independent Bank Corp.	25,910,237
228,099	Independent Bank Group, Inc.	6,272,723
312,866	Lakeland Financial Corp.	13,362,507
1,479,373	LegacyTexas Financial Group, Inc.	26,258,871
1,341,367	MB Financial, Inc.	40,938,521
850,944	PacWest Bancorp	27,383,378
802,260	Pinnacle Financial Partners, Inc.	37,200,796
1,695,529	PrivateBancorp, Inc.	58,258,376
906,779	Prosperity Bancshares, Inc.	36,679,211
736,316	Renasant Corp.	22,987,786
355,302	Sandy Spring Bancorp, Inc.	9,230,746
488,236	South State Corp.	30,490,338
408,733	Southwest Bancorp, Inc.	6,192,305
884,664	State Bank Financial Corp.	16,560,910
146,215	Summit State Bank	1,949,046
366,212	Texas Capital Bancshares, Inc.*	11,839,634
271,712	The First of Long Island Corp.	7,564,462
408,608	TriCo Bancshares	10,133,478
304,657	UMB Financial Corp.	14,961,705
1,837,492	Webster Financial Corp.	61,758,106
209,981	Wintrust Financial Corp.	8,924,193

		895,245,649

Commercial Services & Supplies – 2.4%
1,251,285	ABM Industries, Inc.	39,290,349
410,811	Ceco Environmental Corp.	2,551,136
257,172	G&K Services, Inc. Class A	17,050,503
696,378	Mobile Mini, Inc.	20,013,904
328,888	MSA Safety, Inc.	14,362,539
1,009,603	Progressive Waste Solutions Ltd.	30,187,130

		123,455,561

Communications Equipment* – 1.7%
926,207	NetScout Systems, Inc.	19,144,699
2,888,150	Polycom, Inc.	30,065,641
1,131,517	Radware Ltd.	13,023,761
4,096,277	Viavi Solutions, Inc.	26,748,689

		88,982,790

Computers & Peripherals* – 0.5%
679,422	Electronics for Imaging, Inc.	26,911,905

Construction & Engineering – 0.8%
878,181	EMCOR Group, Inc.	40,282,162

Construction Materials – 1.0%
429,729	Eagle Materials, Inc.	25,964,226
1,370,461	Summit Materials, Inc. Class A*	25,024,618

		50,988,844

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Containers & Packaging – 1.0%
1,089,194	Berry Plastics Group, Inc.*	$33,906,609
1,543,741	Graphic Packaging Holding Co.	19,034,327

		52,940,936

Distributors – 0.5%
353,525	Core-Mark Holding Co., Inc.	26,030,046

Diversified Financial Services – 0.5%
230,601	MarketAxess Holdings, Inc.	27,316,994

Electric Utilities – 2.8%
707,982	IDACORP, Inc.	50,238,403
1,474,310	PNM Resources, Inc.	47,059,975
1,353,721	Portland General Electric Co.	51,509,084

		148,807,462

Electrical Equipment – 0.5%
262,964	EnerSys	13,505,831
838,692	Thermon Group Holdings, Inc.*	14,215,829

		27,721,660

Electronic Equipment, Instruments & Components – 2.0%
426,513	Anixter International, Inc.*	18,267,552
973,201	CTS Corp.	14,072,486
134,761	Littelfuse, Inc.	15,311,545
1,347,132	Newport Corp.*	30,674,196
709,269	Plexus Corp.*	25,810,299

		104,136,078

Food Products – 2.2%
176,219	Freshpet, Inc.*	1,171,856
158,082	J&J Snack Foods Corp.	17,513,905
668,890	Pinnacle Foods, Inc.	28,889,359
169,272	Post Holdings, Inc.*	11,757,633
60,396	Sanderson Farms, Inc.	5,511,739
629,068	TreeHouse Foods, Inc.*	53,105,921

		117,950,413

Gas Utilities – 2.4%
1,396,087	New Jersey Resources Corp.	48,332,532
795,583	Southwest Gas Corp.	48,530,563
428,803	WGL Holdings, Inc.	29,240,076

		126,103,171

Health Care Equipment & Supplies – 1.6%
626,363	CONMED Corp.	24,891,666
2,598,087	Endologix, Inc.*	22,395,510
410,365	Integra LifeSciences Holdings Corp.*	25,179,996
616,178	Wright Medical Group NV*	10,530,482

		82,997,654

Health Care Providers & Services – 1.5%
672,745	Air Methods Corp.*	24,440,826
15,123	Almost Family, Inc.*	571,044
327,640	Amsurg Corp.*	22,295,902
484,176	HealthSouth Corp.	17,057,521

Common Stocks – (continued)
Health Care Providers & Services – (continued)
5,567	Team Health Holdings, Inc.*	$248,121
325,128	VCA, Inc.*	16,591,282

		81,204,696

Health Care Technology* – 0.5%
1,495,640	HMS Holdings Corp.	19,697,579
282,976	Press Ganey Holdings, Inc.	7,464,907

		27,162,486

Hotels, Restaurants & Leisure – 2.3%
57,555	Bojangles’, Inc.*	832,245
1,049,836	Diamond Resorts International, Inc.*	22,875,927
507,965	Jack in the Box, Inc.	34,922,594
310,700	Marriott Vacations Worldwide Corp.	18,812,885
334,259	Vail Resorts, Inc.	42,587,939

		120,031,590

Household Durables – 0.7%
607,553	CalAtlantic Group, Inc.	18,433,158
350,553	Meritage Homes Corp.*	11,382,456
481,514	William Lyon Homes Class A*	5,710,756

		35,526,370

Household Products – 1.1%
578,936	Spectrum Brands Holdings, Inc.	55,444,701

Independent Power Producers & Energy Traders* – 0.2%
1,106,058	Dynegy, Inc.	11,149,065

Insurance – 5.0%
1,607,672	American Equity Investment Life Holding Co.	21,864,339
271,341	AMERISAFE, Inc.	13,974,061
808,350	AmTrust Financial Services, Inc.	19,764,157
3,253,912	CNO Financial Group, Inc.	56,715,686
426,170	Endurance Specialty Holdings Ltd.	26,537,606
86,280	Enstar Group Ltd.*	13,636,554
240,575	Fidelity & Guaranty Life	5,959,043
2,479,676	Maiden Holdings Ltd.	29,681,722
1,425,177	National General Holdings Corp.	28,403,778
423,970	ProAssurance Corp.	20,905,961
410,304	RLI Corp.	25,754,782

		263,197,689

Internet Software & Services* – 0.3%
191,993	Cornerstone OnDemand, Inc.	5,529,398
826,250	Everyday Health, Inc.	3,908,163
345,800	Marketo, Inc.	5,833,646

		15,271,207

IT Services – 1.0%
1,177,230	Convergys Corp.	30,348,989
407,024	MAXIMUS, Inc.	20,013,370

		50,362,359

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Machinery – 3.1%
231,931	Alamo Group, Inc.	$12,034,900
742,004	Barnes Group, Inc.	25,458,157
400,490	CLARCOR, Inc.	19,279,589
384,001	RBC Bearings, Inc.*	24,458,944
146,048	Standex International Corp.	10,286,161
1,599,604	The Manitowoc Co., Inc.	25,353,723
5,734	The Timken Co.	171,045
651,799	Watts Water Technologies, Inc. Class A	33,613,274
288,853	Woodward, Inc.	13,561,648

		164,217,441

Media – 1.6%
561,203	Carmike Cinemas, Inc.*	12,312,794
1,974,799	Live Nation Entertainment, Inc.*	43,425,830
125,068	Media General, Inc.*	2,078,630
459,832	Nexstar Broadcasting Group, Inc. Class A	20,545,294
359,043	Townsquare Media, Inc.*	3,500,669

		81,863,217

Metals & Mining – 1.2%
1,553,131	Commercial Metals Co.	22,815,494
962,964	Ferroglobe PLC	7,568,897
453,740	Kaiser Aluminum Corp.	34,761,022

		65,145,413

Multi-Utilities – 1.7%
697,702	Black Hills Corp.	39,078,289
818,736	NorthWestern Corp.	48,608,356

		87,686,645

Oil, Gas & Consumable Fuels – 3.8%
821,812	Carrizo Oil & Gas, Inc.*	17,668,958
776,204	Golar LNG Ltd.	14,227,819
2,853,006	Memorial Resource Development Corp.*	27,588,568
1,315,132	Parsley Energy, Inc. Class A*	24,172,126
786,688	PBF Energy, Inc. Class A	23,757,978
384,959	PDC Energy, Inc.*	19,290,296
3,404,210	Rice Energy, Inc.*	31,182,564
1,356,012	RSP Permian, Inc.*	32,422,247
2,535,668	WPX Energy, Inc.*	10,421,595

		200,732,151

Paper & Forest Products – 0.1%
427,768	Mercer International, Inc.	3,892,689

Pharmaceuticals* – 0.6%
481,875	Catalent, Inc.	11,695,106
139,074	Pacira Pharmaceuticals, Inc.	7,233,239
304,771	Prestige Brands Holdings, Inc.	14,903,302

		33,831,647

Common Stocks – (continued)
Professional Services* – 0.4%
744	Huron Consulting Group, Inc.	$41,307
580,208	On Assignment, Inc.	19,152,666

		19,193,973

Real Estate Investment Trusts – 13.3%
1,692,431	Acadia Realty Trust	55,934,845
1,985,503	Apollo Commercial Real Estate Finance, Inc.	30,676,021
1,588,783	Blackstone Mortgage Trust, Inc. Class A	39,306,491
1,091,759	Care Capital Properties, Inc.	28,942,531
1,382,383	CBL & Associates Properties, Inc.	15,938,876
2,583,448	Chesapeake Lodging Trust	65,645,414
60,926	Corporate Office Properties Trust	1,425,668
1,906,406	CubeSmart	57,001,539
1,282,428	CyrusOne, Inc.	50,835,446
1,111,211	Highwoods Properties, Inc.	48,393,239
1,430,191	Hudson Pacific Properties, Inc.	36,469,871
3,916,087	MFA Financial, Inc.	26,668,552
2,724,503	Pebblebrook Hotel Trust	73,997,502
178,331	Post Properties, Inc.	9,938,387
632,820	PS Business Parks, Inc.	58,099,204
421,273	Sovran Self Storage, Inc.	44,840,298
1,507,606	Terreno Realty Corp.	33,378,397
2,577,816	Two Harbors Investment Corp.	19,978,074

		697,470,355

Real Estate Management & Development – 0.6%
1,797,563	Kennedy-Wilson Holdings, Inc.	34,189,648

Semiconductors & Semiconductor Equipment – 3.9%
353,286	Cabot Microelectronics Corp.*	13,587,380
2,010,585	Cypress Semiconductor Corp.*	16,044,468
2,997,967	Entegris, Inc.*	37,054,872
1,277,284	Fairchild Semiconductor International, Inc.*	25,622,317
3,506,391	Intersil Corp. Class A	44,776,613
814,327	MKS Instruments, Inc.	26,791,358
1,354,843	Semtech Corp.*	25,958,792
318,436	Silicon Laboratories, Inc.*	13,135,485

		202,971,285

Software – 1.6%
568,708	Bottomline Technologies de, Inc.*	16,043,253
582,172	CommVault Systems, Inc.*	21,813,985
341,986	Monotype Imaging Holdings, Inc.	8,118,747
1,011,962	Verint System, Inc.*	35,955,010

		81,930,995

Specialty Retail – 3.0%
782,410	Abercrombie & Fitch Co. Class A	22,729,010
208,756	Ascena Retail Group, Inc.*	1,763,988
1,297,090	Boot Barn Holdings, Inc.*	13,178,434
901,177	Burlington Stores, Inc.*	50,519,983
337,554	CST Brands, Inc.	10,950,252
376,619	Lithia Motors, Inc. Class A	34,920,114

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – (continued)
254,005	Monro Muffler Brake, Inc.	$17,366,322
802,442	Office Depot, Inc.*	4,076,405

		155,504,508

Textiles, Apparel & Luxury Goods – 0.7%
219,372	Columbia Sportswear Co.	13,057,022
183,145	G-III Apparel Group Ltd.*	9,660,899
373,857	Steven Madden Ltd.*	13,159,766

		35,877,687

Thrifts & Mortgage Finance – 2.0%
509,081	Dime Community Bancshares, Inc.	8,669,649
1,697,313	EverBank Financial Corp.	22,099,015
652,077	Oritani Financial Corp.	11,033,143
1,185,683	Provident Financial Services, Inc.	22,041,847
2,274,647	Radian Group, Inc.	24,566,188
489,012	WSFS Financial Corp.	14,817,064

		103,226,906

Trading Companies & Distributors – 1.4%
904,146	Beacon Roofing Supply, Inc.*	32,639,671
536,135	Kaman Corp.	23,557,771
375,134	WESCO International, Inc.*	16,524,653

		72,722,095

TOTAL COMMON STOCKS
(Cost $4,631,600,545)		$4,995,756,895

Exchange Traded Fund – 0.8%
468,310	iShares Russell 2000 Value ETF
(Cost $40,230,479)		$40,480,716

Shares	Rate	Value

Investment Company(a) – 4.0%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
211,870,877	0.233%	$211,870,877
(Cost $211,870,877)

TOTAL INVESTMENTS – 100.1%
(Cost $4,883,701,901)		$5,248,108,488

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(7,017,135)

NET ASSETS – 100.0%		$5,241,091,353

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer/Fund.

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.1%
Aerospace & Defense – 1.1%
1,083	Curtiss-Wright Corp.	$76,449
5,161	Esterline Technologies Corp.*	289,068

		365,517

Auto Components – 0.8%
2,531	Lear Corp.	256,517

Beverages – 0.8%
2,907	Molson Coors Brewing Co. Class B	247,880

Building Products – 1.8%
5,358	Armstrong World Industries, Inc.*	217,160
7,763	Fortune Brands Home & Security, Inc.	389,858

		607,018

Capital Markets – 1.5%
7,398	E*TRADE Financial Corp.*	173,557
2,120	Legg Mason, Inc.	60,547
5,115	OM Asset Management PLC	58,311
4,422	Stifel Financial Corp.*	128,061
3,135	Virtu Financial, Inc. Class A	69,942

		490,418

Chemicals – 2.2%
1,183	Albemarle Corp.	66,508
8,040	Axalta Coating Systems Ltd.*	208,718
1,906	Celanese Corp. Series A	115,008
4,291	PolyOne Corp.	115,471
3,244	W.R. Grace & Co.*	222,993

		728,698

Commercial Banks – 10.8%
6,008	BancorpSouth, Inc.	119,679
5,322	Bank of Hawaii Corp.	337,947
5,671	Bank of the Ozarks, Inc.	214,591
9,908	BankUnited, Inc.	318,245
10,222	East West Bancorp, Inc.	306,353
3,673	First Republic Bank	226,036
6,319	Glacier Bancorp, Inc.	150,519
2,607	Home BancShares, Inc.	103,029
7,594	PacWest Bancorp	244,375
8,667	PrivateBancorp, Inc.	297,798
3,987	Prosperity Bancshares, Inc.	161,274
2,450	Signature Bank*	317,398
12,033	Synovus Financial Corp.	319,958
1,662	Texas Capital Bancshares, Inc.*	53,732
1,071	UMB Financial Corp.	52,597
9,530	Webster Financial Corp.	320,303

		3,543,834

Commercial Services & Supplies – 1.0%
5,128	Waste Connections, Inc.	316,244

Communications Equipment – 2.0%
19,375	Brocade Communications Systems, Inc.	192,394
5,492	CommScope Holding Co., Inc.*	138,343

Common Stocks – (continued)
Communications Equipment – (continued)
1,707	F5 Networks, Inc.*	$164,162
2,002	Harris Corp.	156,196

		651,095

Computers & Peripherals* – 0.6%
8,156	NCR Corp.	190,524

Construction & Engineering – 0.4%
3,010	EMCOR Group, Inc.	138,069

Construction Materials – 1.6%
2,594	Eagle Materials, Inc.	156,729
3,750	Vulcan Materials Co.	369,488

		526,217

Containers & Packaging – 0.9%
3,376	Bemis Co., Inc.	165,660
4,629	Berry Plastics Group, Inc.*	144,101

		309,761

Diversified Financial Services – 0.5%
1,386	MarketAxess Holdings, Inc.	164,186

Electric Utilities – 3.0%
3,609	IDACORP, Inc.	256,095
5,633	Pinnacle West Capital Corp.	387,719
7,815	Westar Energy, Inc.	339,640

		983,454

Electrical Equipment – 2.0%
4,664	Hubbell, Inc.	463,415
5,345	Sensata Technologies Holding NV*	182,318

		645,733

Electronic Equipment, Instruments & Components – 0.7%
6,748	Ingram Micro, Inc. Class A	241,578

Food Products – 2.0%
821	Ingredion, Inc.	83,102
9,012	Pinnacle Foods, Inc.	389,228
2,357	TreeHouse Foods, Inc.*	198,978

		671,308

Gas Utilities – 2.5%
7,951	Atmos Energy Corp.	551,879
3,923	WGL Holdings, Inc.	267,509

		819,388

Health Care Equipment & Supplies – 1.0%
2,736	Hill-Rom Holdings, Inc.	126,813
1,485	Teleflex, Inc.	212,088

		338,901

Health Care Providers & Services – 2.3%
2,060	Air Methods Corp.*	74,840
2,097	Amsurg Corp.*	142,701
3,996	HealthSouth Corp.	140,779

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
3,521	Patterson Cos., Inc.	$152,952
2,337	Team Health Holdings, Inc.*	104,160
3,053	VCA, Inc.*	155,795

		771,227

Health Care Technology* – 0.4%
9,378	Allscripts Healthcare Solutions, Inc.	117,413

Hotels, Restaurants & Leisure – 2.2%
5,118	Diamond Resorts International, Inc.*	111,521
2,798	Jack in the Box, Inc.	192,363
3,922	Six Flags Entertainment Corp.	199,473
1,662	Vail Resorts, Inc.	211,755

		715,112

Household Durables – 1.4%
2,898	Jarden Corp.*	153,246
7,296	Lennar Corp. Class A	305,994

		459,240

Household Products – 1.1%
3,717	Spectrum Brands Holdings, Inc.	355,977

Independent Power Producers & Energy Traders* – 0.1%
2,740	Dynegy, Inc.	27,619

Industrial Conglomerates – 1.0%
3,575	Carlisle Cos., Inc.	322,322

Insurance – 8.8%
8,974	Allied World Assurance Co. Holdings AG	290,668
7,106	American Equity Investment Life Holding Co.	96,642
4,434	American Financial Group, Inc.	297,433
10,841	AmTrust Financial Services, Inc.	265,062
4,854	Arch Capital Group Ltd.*	329,781
18,132	CNO Financial Group, Inc.	316,041
4,987	Endurance Specialty Holdings Ltd.	310,540
4,894	ProAssurance Corp.	241,323
3,342	The Hanover Insurance Group, Inc.	277,219
6,349	Validus Holdings Ltd.	285,134
3,267	W.R. Berkley Corp.	168,250

		2,878,093

Internet Software & Services – 0.4%
3,203	IAC/InterActiveCorp.	142,277

IT Services – 1.7%
7,825	Booz Allen Hamilton Holding Corp.	215,970
2,478	Broadridge Financial Solutions, Inc.	139,090
1,965	DST Systems, Inc.	205,500

		560,560

Life Sciences Tools & Services – 1.0%
3,800	PerkinElmer, Inc.	179,588
2,187	Quintiles Transnational Holdings, Inc.*	137,147

		316,735

Common Stocks – (continued)
Machinery – 4.2%
2,184	Dover Corp.	$132,743
7,326	ITT Corp.	258,315
6,620	Kennametal, Inc.	133,261
14,776	The Manitowoc Co., Inc.	234,199
7,130	The Timken Co.	212,688
11,083	Xylem, Inc.	414,615

		1,385,821

Media – 1.5%
1,246	Lions Gate Entertainment Corp.	26,291
12,705	Live Nation Entertainment, Inc.*	279,383
1,541	Media General, Inc.*	25,611
3,588	Nexstar Broadcasting Group, Inc. Class A	160,312

		491,597

Metals & Mining – 1.1%
1,108	Reliance Steel & Aluminum Co.	67,466
1,175	Royal Gold, Inc.	54,485
12,713	Steel Dynamics, Inc.	231,249

		353,200

Multi-Utilities – 2.7%
3,372	Alliant Energy Corp.	229,128
10,250	CMS Energy Corp.	405,490
5,854	Vectren Corp.	266,474

		901,092

Oil, Gas & Consumable Fuels – 4.2%
6,045	Carrizo Oil & Gas, Inc.*	129,967
6,320	Golar LNG Ltd.	115,846
9,486	Gulfport Energy Corp.*	227,664
14,378	Memorial Resource Development Corp.*	139,035
13,517	Newfield Exploration Co.*	368,068
20,001	Rice Energy, Inc.*	183,209
1,833	Tesoro Corp.	147,886
19,960	WPX Energy, Inc.*	82,036

		1,393,711

Pharmaceuticals* – 0.2%
2,751	Catalent, Inc.	66,767

Real Estate Investment Trusts – 13.5%
6,170	American Campus Communities, Inc.	270,061
24,157	Brixmor Property Group, Inc.	565,998
11,166	Care Capital Properties, Inc.	296,011
14,293	CBL & Associates Properties, Inc.	164,798
20,529	Empire State Realty Trust, Inc. Class A	321,895
2,787	Federal Realty Investment Trust	412,643
11,147	Highwoods Properties, Inc.	485,452
15,317	Pebblebrook Hotel Trust	416,010
8,975	Post Properties, Inc.	500,177
2,938	PS Business Parks, Inc.	269,738
7,812	RLJ Lodging Trust	163,817
1,492	Sovran Self Storage, Inc.	158,808
23,485	Starwood Property Trust, Inc.	411,927

		4,437,335

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.3%
5,750	Kennedy-Wilson Holdings, Inc.	$109,365

Road & Rail – 0.4%
2,220	Landstar System, Inc.	131,424

Semiconductors & Semiconductor Equipment – 1.9%
9,243	Marvell Technology Group Ltd.	88,271
4,912	Maxim Integrated Products, Inc.	166,320
4,955	Microchip Technology, Inc.	220,448
7,257	Teradyne, Inc.	138,463

		613,502

Software – 2.7%
4,018	Citrix Systems, Inc.*	283,872
2,378	NICE-Systems Ltd. ADR	142,490
5,978	PTC, Inc.*	184,780
7,457	Verint System, Inc.*	264,947

		876,089

Specialty Retail – 2.3%
3,549	Abercrombie & Fitch Co. Class A	103,099
5,821	Burlington Stores, Inc.*	326,325
2,372	Lithia Motors, Inc. Class A	219,932
7,298	Office Depot, Inc.*	37,074
401	Ulta Salon, Cosmetics & Fragrance, Inc.*	66,241

		752,671

Textiles, Apparel & Luxury Goods – 1.6%
1,221	Columbia Sportswear Co.	72,674
15,928	Hanesbrands, Inc.	453,789

		526,463

Thrifts & Mortgage Finance – 0.7%
10,291	EverBank Financial Corp.	133,989
9,188	Radian Group, Inc.	99,230

		233,219

Trading Companies & Distributors* – 0.3%
2,427	WESCO International, Inc.	106,909

Water Utilities – 0.9%
10,132	Aqua America, Inc.	309,735

TOTAL COMMON STOCKS
(Cost $33,331,479)		$31,591,815

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 4.0%
Repurchase Agreements – 4.0%
Joint Repurchase Agreement Account II
$1,300,000	0.312%	03/01/16	$1,300,000
(Cost $1,300,000)

TOTAL INVESTMENTS – 100.1%
(Cost $34,631,479)			$32,891,815

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(31,493)

NET ASSETS – 100.0%			$32,860,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on pages 56-57.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

February 29, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$20,800,000	$20,800,180	$21,216,002
Small/Mid Cap Value	1,300,000	1,300,011	1,326,000

REPURCHASE AGREEMENTS — At February 29, 2016, the Principal Amounts of certain Funds’ interests in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Small/Mid Cap Value
BNP Paribas Securities Co.	0.310%	$5,902,880	$368,930
Citigroup Global Markets, Inc.	0.320	4,700,441	293,778
Merrill Lynch & Co., Inc.	0.320	5,058,987	316,187
Merrill Lynch & Co., Inc.	0.300	5,137,692	321,105
TOTAL		$20,800,000	$1,300,000

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 29, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	0.000% to 6.000%	06/01/16 to 05/01/45
Federal National Mortgage Association	2.500 to 7.500	08/01/18 to 02/01/46
Government National Mortgage Association	4.000 to 6.500	07/15/24 to 05/15/45
United States Treasury Inflation Protected Securities	0.125	04/15/17
United States Treasury Stripped Securities	0.000	05/15/22
United States Treasury Note	0.500 to 2.375	01/31/17 to 08/15/25
United States Treasury Bond	3.375 to 3.875	08/15/40 to 05/15/44

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

February 29, 2016 (Unaudited)

Focused Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,507,807, $393,062,069, $1,107,978,312, $6,443,623,060, $4,671,831,024 and $34,631,479)	$2,395,408
Investments of affiliated issuers, at value (cost $74,734, $0, $40,322,715, $353,526,510, $211,870,877 and $0)	74,734
Cash	119,227
Receivables:
Deferred offering costs	89,884
Investments sold	32,576
Dividends and interest	9,348
Fund shares sold	—
Reimbursement from investment adviser	—
Foreign tax reclaims	—
Other assets	—
Total assets	2,721,177

Liabilities:
Payables:
Amounts owed to Affiliates	105,552
Management fees	1,374
Distribution and Service fees and Transfer Agency fees	119
Investments purchased	—
Fund shares redeemed	—
Accrued expenses	43,427
Total liabilities	150,472

Net Assets:
Paid-in capital	2,924,630
Undistributed (distributions in excess of) net investment income	9,668
Accumulated net realized loss	(251,194)
Net unrealized gain (loss)	(112,399)
NET ASSETS	$2,570,705
Net Assets:
Class A	$21,367
Class C	21,266
Institutional	2,463,944
Service	—
Class IR	21,390
Class R	21,327
Class R6	21,411
Total Net Assets	$2,570,705
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,510
Class C	2,501
Institutional	289,301
Service	—
Class IR	2,512
Class R	2,506
Class R6	2,513
Net asset value, offering and redemption price per share:(a)
Class A	$8.51
Class C	8.50
Institutional	8.52
Service	—
Class IR	8.52
Class R	8.51
Class R6	8.52

(a)	Maximum public offering price per share for Class A Shares of the Focused Value, Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $9.01, $30.50, $14.84, $31.88, $45.83 and $10.04, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$386,645,553	$1,141,442,594	$6,355,400,650	$5,036,237,611	$32,891,815
—	40,322,715	355,685,748	211,870,877	—
7,033	12,168,740	1,036,017	1,003,645	68,624

—	—	—	—	—
919,742	5,880,505	98,755,081	34,851,211	320,627
1,976,442	5,091,810	6,044,656	3,047,591	46,548
118,097	2,923,239	8,526,767	8,428,932	71,514
106,464	45,256	—	128,123	57,257
37,173	107,978	—	—	—
2,052	6,537	38,946	48,545	—
389,812,556	1,207,989,374	6,825,487,865	5,295,616,535	33,456,385

211,339	693,325	3,621,100	3,656,668	20,127
139,224	142,169	833,274	525,797	2,236
1,117,777	5,022,732	97,817,291	36,131,997	463,430
335,627	6,643,038	27,903,804	13,834,174	—
122,576	96,996	604,465	376,546	110,270
1,926,543	12,598,260	130,779,934	54,525,182	596,063

514,968,151	1,274,689,535	7,693,813,120	4,941,306,251	36,733,172
2,291,815	6,160,031	(1,749,393)	(4,332,341)	151,959
(122,957,437)	(118,922,734)	(911,292,624)	(60,289,144)	(2,285,145)
(6,416,516)	33,464,282	(86,063,172)	364,406,587	(1,739,664)
$387,886,013	$1,195,391,114	$6,694,707,931	$5,241,091,353	$32,860,322

$338,275,668	$214,771,267	$1,461,652,278	$813,813,000	$912,158
21,550,997	37,307,486	137,735,045	46,647,991	463,736
26,093,802	809,596,374	4,355,804,729	3,909,573,170	26,915,008
277,181	3,798,991	172,551,467	109,880,503	—
408,266	5,351,751	218,983,002	136,715,872	4,450,977
1,271,168	7,243,146	37,288,155	109,225,344	109,795
8,931	117,322,099	310,693,255	115,235,473	8,648
$387,886,013	$1,195,391,114	$6,694,707,931	$5,241,091,353	$32,860,322

11,737,184	15,319,840	48,510,883	18,791,404	96,074
783,746	2,763,859	5,015,460	1,350,009	49,411
890,822	57,266,960	143,242,410	84,530,831	2,814,648
9,614	272,494	5,825,281	2,606,374	—
14,181	381,655	7,406,285	3,178,424	467,491
44,329	527,605	1,267,007	2,562,978	11,584
305	8,299,586	10,220,967	2,492,136	904

$28.82	$14.02	$30.13	$43.31	$9.49
27.50	13.50	27.46	34.55	9.39
29.29	14.14	30.41	46.25	9.56
28.83	13.94	29.62	42.16	—
28.79	14.02	29.57	43.01	9.52
28.68	13.73	29.43	42.62	9.48
29.29	14.14	30.40	46.24	9.56

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Six Months Ended February 29, 2016 (Unaudited)

Focused Value Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $15,790, $0, $52,508 and $371)	$30,555
Dividends — affiliated issuers	40
Interest	—
Total investment income	30,595

Expenses:
Management fees	9,340
Distribution and Service fees(a)	197
Transfer Agency fees(a)	563
Custody, accounting and administrative services	22,510
Printing and mailing costs	14,459
Registration fees	—
Professional fees	29,484
Trustee fees	10,207
Amortization of offering costs	83,131
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Other	—
Total expenses	169,891
Less — expense reductions	(160,547)
Net expenses	9,344
NET INVESTMENT INCOME	21,251

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $72, $10,412, $94,337, $293,662, $0 and $0)	(245,213)
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	26,380
Investments — affiliated issuers	—
Net realized and unrealized loss	(218,833)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(197,582)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused Value	$28	$113	$56	$21	$21	$477	$—	$21	$21	$2
Growth and Income	449,173	116,523	2,988	341,371	22,139	5,905	53	522	1,136	1
Large Cap Value	285,243	202,207	18,793	216,784	38,420	187,785	814	6,209	7,142	6,538
Mid Cap Value	2,104,279	806,679	100,745	1,599,252	153,269	1,032,792	40,070	250,990	38,283	17,330
Small Cap Value	1,115,072	267,965	311,096	847,455	50,913	845,920	25,401	136,771	118,216	5,689
Small/Mid Cap Value	833	1,752	241	633	333	5,205	—	2,258	91	1

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

$7,597,756	$16,799,954	$72,993,795	$49,356,072	$306,079
—	6,801	81,782	76,275	—
6,791	—	—	—	663
7,604,547	16,806,755	73,075,577	49,432,347	306,742

1,449,653	4,737,718	26,416,427	26,186,818	125,483
568,684	506,243	3,011,703	1,694,133	2,826
371,127	463,692	3,131,986	2,030,365	8,521
34,696	57,502	188,649	157,134	50,127
111,729	56,515	414,965	251,947	31,004
62,672	54,058	106,578	96,772	63,489
44,743	50,456	42,418	45,530	46,558
12,744	14,237	25,852	20,889	12,185
—	—	—	—	—
329	5,089	250,440	158,754	—
329	5,089	250,440	158,754	—
7,637	16,146	66,484	74,926	4,253
2,664,343	5,966,745	33,905,942	30,876,022	344,446
(286,648)	(228,678)	(109,374)	(1,317,542)	(206,039)
2,377,695	5,738,067	33,796,568	29,558,480	138,407
5,226,852	11,068,688	39,279,009	19,873,867	168,335

(3,930,246)	(113,499,983)	(876,640,096)	(27,851,460)	(2,069,705)
—	—	—	(2,470)	—

(19,155,835)	28,062,641	(108,494,579)	(454,865,175)	(1,015,604)
—	—	2,159,238	—	—
(23,086,081)	(85,437,342)	(982,975,437)	(482,719,105)	(3,085,309)
$(17,859,229)	$(74,368,654)	$(943,696,428)	$(462,845,238)	$(2,916,974)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Focused Value Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Period Ended August 31, 2015(a)
From operations:
Net investment income	$21,251	$2,037
Net realized gain (loss)	(245,213)	(5,981)
Net change in unrealized gain (loss)	26,380	(138,779)
Net decrease in net assets resulting from operations	(197,582)	(142,723)

Distributions to shareholders:
From net investment income
Class A Shares	(81)	—
Class B Shares(b)	—	—
Class C Shares	(8)	—
Institutional Shares	(13,283)	—
Service Shares	—	—
Class IR Shares	(105)	—
Class R Shares	(57)	—
Class R6 Shares(a)	(122)	—
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(13,656)	—

From share transactions:
Proceeds from sales of shares	911,020	2,000,070
Reinvestment of distributions	13,656	—
Cost of shares redeemed	(20)	(60)
Net increase (decrease) in net assets resulting from share transactions	924,656	2,000,010
TOTAL INCREASE (DECREASE)	713,418	1,857,287

Net assets:
Beginning of period	1,857,287	—
End of period	$2,570,705	$1,857,287
Undistributed (distributions in excess of) net investment income	$9,668	$2,073

(a)	Commenced operations on July 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Growth and Income Fund		Large Cap Value Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$5,226,852	$7,858,564	$11,068,688	$18,123,504
(3,930,246)	51,135,959	(113,499,983)	143,295,840
(19,155,835)	(76,010,379)	28,062,641	(231,709,032)
(17,859,229)	(17,015,856)	(74,368,654)	(70,289,688)

(4,096,093)	(6,142,783)	(1,835,132)	(1,971,852)
—	(6,840)	—	—
(192,206)	(216,129)	(16,247)	(41,993)
(397,946)	(564,571)	(10,860,853)	(13,800,311)
(2,575)	(5,440)	(27,148)	(25,657)
(6,879)	(68,706)	(63,987)	—
(12,225)	(19,198)	(44,370)	(51,733)
(124)	—	(1,585,777)	—

—	—	(20,098,855)	(13,448,251)
—	—	(3,706,735)	(2,465,823)
—	—	(77,563,606)	(62,217,693)
—	—	(354,118)	(184,114)
—	—	(531,543)	(407,704)
—	—	(683,585)	(444,809)
—	—	(10,757,503)	—
(4,708,048)	(7,023,667)	(128,129,459)	(95,059,940)

11,030,410	27,080,409	223,096,930	177,594,973
4,598,054	6,868,432	120,394,537	89,252,736
(29,254,378)	(73,224,476)	(279,177,549)	(303,668,495)
(13,625,914)	(39,275,635)	64,313,918	(36,820,786)
(36,193,191)	(63,315,158)	(138,184,195)	(202,170,414)

424,079,204	487,394,362	1,333,575,309	1,535,745,723
$387,886,013	$424,079,204	$1,195,391,114	$1,333,575,309
$2,291,815	$1,773,011	$6,160,031	$9,524,857

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Mid Cap Value Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$39,279,009	$50,936,461
Net realized gain (loss)	(876,640,096)	1,232,431,181
Net change in unrealized gain (loss)	(106,335,341)	(1,719,799,945)
Net decrease in net assets resulting from operations	(943,696,428)	(436,432,303)

Distributions to shareholders:
From net investment income
Class A Shares	(5,184,551)	(6,131,822)
Class C Shares	—	(22)
Institutional Shares	(38,828,001)	(50,295,540)
Service Shares	(392,088)	(464,450)
Class IR Shares	(1,578,650)	(2,233,494)
Class R Shares	(58,485)	(93,600)
Class R6 Shares(a)	(2,752,664)	—
From net realized gains
Class A Shares	(198,998,855)	(393,324,779)
Class C Shares	(20,878,172)	(36,786,968)
Institutional Shares	(584,837,789)	(1,066,177,321)
Service Shares	(24,166,112)	(45,262,217)
Class IR Shares	(31,136,007)	(56,126,966)
Class R Shares	(4,906,941)	(6,534,801)
Class R6 Shares(a)	(37,233,452)	—
Total distributions to shareholders	(950,951,767)	(1,663,431,980)

From share transactions:
Proceeds from sales of shares	1,114,955,689	2,259,822,606
Reinvestment of distributions	863,240,681	1,521,893,917
Cost of shares redeemed	(1,882,888,390)	(3,598,515,515)
Net increase (decrease) in net assets resulting from share transactions	95,307,980	183,201,008
TOTAL INCREASE (DECREASE)	(1,799,340,215)	(1,916,663,275)

Net assets:
Beginning of period	8,494,048,146	10,410,711,421
End of period	$6,694,707,931	$8,494,048,146
Undistributed (distributions in excess of) net investment income	$(1,749,393)	$7,766,037

(a)	Commenced operations on July 31, 2015.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Small Cap Value Fund		Small/Mid Cap Value Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$19,873,867	$36,912,969	$168,335	$74,377
(27,853,930)	364,524,730	(2,069,705)	692
(454,865,175)	(520,822,767)	(1,015,604)	(1,006,460)
(462,845,238)	(119,385,068)	(2,916,974)	(931,391)

(2,980,092)	(1,910,002)	(434)	(500)
—	—	—	—
(30,748,151)	(26,380,902)	(61,810)	(28,475)
(294,661)	(132,770)	—	—
(951,071)	(533,992)	(10,063)	(405)
(64,171)	—	—	—
(357,573)	—	(19)	—

(44,642,227)	(81,794,765)	(3,634)	(3,415)
(3,294,839)	(6,496,966)	(1,782)	(1,817)
(194,855,379)	(349,994,344)	(130,208)	(108,542)
(6,631,448)	(13,748,544)	—	—
(7,430,439)	(9,398,212)	(25,440)	(1,740)
(6,298,200)	(11,584,866)	(294)	(412)
(2,172,149)	—	(48)	—
(300,720,400)	(501,975,363)	(233,732)	(145,306)

781,314,422	1,599,875,894	19,330,962	28,053,482
287,034,432	481,869,927	233,709	143,453
(1,003,574,072)	(1,805,369,530)	(10,420,160)	(4,318,919)
64,774,782	276,376,291	9,144,511	23,878,016
(698,790,856)	(344,984,140)	5,993,805	22,801,319

5,939,882,209	6,284,866,349	26,866,517	4,065,198
$5,241,091,353	$5,939,882,209	$32,860,322	$26,866,517
$(4,332,341)	$11,189,511	$151,959	$55,950

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$9.28	$0.06		$(0.80)	$(0.74)	$(0.03)
2016 - C	9.28	0.03		(0.81)	(0.78)	— (e)
2016 - Institutional	9.29	0.08		(0.80)	(0.72)	(0.05)
2016 - IR	9.29	0.07		(0.80)	(0.73)	(0.04)
2016 - R	9.28	0.05		(0.80)	(0.75)	(0.02)
2016 - R6	9.29	0.08		(0.80)	(0.72)	(0.05)

FOR THE PERIOD ENDED AUGUST 31,
2015 - A (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - C (Commenced July 31, 2015)	10.00	—	(e)	(0.72)	(0.72)	—
2015 - Institutional (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - IR (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—
2015 - R (Commenced July 31, 2015)	10.00	0.01		(0.73)	(0.72)	—
2015 - R6 (Commenced July 31, 2015)	10.00	0.01		(0.72)	(0.71)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$8.51	(7.97)%	$21	1.13%	11.97%	1.32%	90%
8.50	(8.37)	21	1.87	12.74	0.57	90
8.52	(7.80)	2,464	0.73	10.21	1.73	90
8.52	(7.76)	21	0.88	11.71	1.57	90
8.51	(8.17)	21	1.38	12.23	1.07	90
8.52	(7.79)	21	0.71	11.53	1.75	90

9.28	(7.20)	23	1.13	25.55	0.97	2
9.28	(7.20)	23	1.89	26.30	0.21	2
9.29	(7.10)	1,741	0.74	25.15	1.37	2
9.29	(7.20)	23	0.89	25.30	1.21	2
9.28	(7.10)	23	1.39	25.80	0.71	2
9.29	(7.10)	23	0.72	25.14	1.39	2

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$30.47	$0.38		$(1.69)	$(1.31)	$(0.34)
2016 - C	29.08	0.26		(1.60)	(1.34)	(0.24)
2016 - Institutional	30.96	0.45		(1.71)	(1.26)	(0.41)
2016 - Service	30.46	0.37		(1.69)	(1.32)	(0.31)
2016 - IR	30.41	0.41		(1.67)	(1.26)	(0.36)
2016 - R	30.32	0.35		(1.68)	(1.33)	(0.31)
2016 - R6	30.97	0.45		(1.72)	(1.27)	(0.41)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	32.21	0.55		(1.80)	(1.25)	(0.49)
2015 - C	30.77	0.29		(1.72)	(1.43)	(0.26)
2015 - Institutional	32.72	0.69		(1.83)	(1.14)	(0.62)
2015 - Service	32.20	0.51		(1.79)	(1.28)	(0.46)
2015 - IR	32.15	0.62		(1.79)	(1.17)	(0.57)
2015 - R	32.05	0.46		(1.78)	(1.32)	(0.41)
2015 - R6 (Commenced July 31, 2015)	33.24	0.08		(2.35)	(2.27)	—
2014 - A	26.70	0.42		5.48	5.90	(0.39)
2014 - C	25.54	0.19		5.23	5.42	(0.19)
2014 - Institutional	27.12	0.55		5.56	6.11	(0.51)
2014 - Service	26.69	0.39		5.48	5.87	(0.36)
2014 - IR	26.65	0.51		5.46	5.97	(0.47)
2014 - R	26.60	0.35		5.45	5.80	(0.35)
2013 - A	21.68	0.29		5.02	5.31	(0.29)
2013 - C	20.78	0.11		4.80	4.91	(0.15)
2013 - Institutional	22.01	0.40		5.09	5.49	(0.38)
2013 - Service	21.66	0.27		5.02	5.29	(0.26)
2013 - IR	21.64	0.38		4.97	5.35	(0.34)
2013 - R	21.60	0.23		5.00	5.23	(0.23)
2012 - A	19.04	0.32	(e)	2.58	2.90	(0.26)
2012 - C	18.28	0.16	(e)	2.48	2.64	(0.14)
2012 - Institutional	19.33	0.41	(e)	2.61	3.02	(0.34)
2012 - Service	19.04	0.30	(e)	2.56	2.86	(0.24)
2012 - IR	19.02	0.36	(e)	2.58	2.94	(0.32)
2012 - R	18.99	0.26	(e)	2.57	2.83	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)
2011 - C	17.16	0.05		1.17	1.22	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.28% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$28.82	(4.33)%	$338,276	1.13	%(d)	1.27	%(d)	2.54	%(d)	27%
27.50	(4.66)	21,551	1.89	(d)	2.02	(d)	1.78	(d)	27
29.29	(4.12)	26,094	0.73	(d)	0.87	(d)	2.93	(d)	27
28.83	(4.38)	277	1.23	(d)	1.38	(d)	2.46	(d)	27
28.79	(4.19)	408	0.88	(d)	1.01	(d)	2.74	(d)	27
28.68	(4.44)	1,271	1.38	(d)	1.53	(d)	2.32	(d)	27
29.29	(4.14)	9	0.73	(d)	0.87	(d)	2.95	(d)	27

30.47	(3.98)	369,115	1.14		1.22		1.68		47
29.08	(4.70)	23,534	1.89		1.97		0.93		47
30.96	(3.59)	29,243	0.74		0.82		2.09		47
30.46	(4.06)	397	1.24		1.32		1.58		47
30.41	(3.74)	614	0.89		0.97		1.90		47
30.32	(4.19)	1,167	1.39		1.47		1.44		47
30.97	(6.83)	9	0.69	(d)	0.84	(d)	2.79	(d)	47
32.21	22.27	414,276	1.18		1.24		1.42		40
30.77	21.32	26,742	1.93		1.99		0.67		40
32.72	22.73	29,476	0.78		0.84		1.82		40
32.20	22.12	368	1.28		1.34		1.33		40
32.15	22.58	3,937	0.93		0.98		1.71		40
32.05	21.94	1,462	1.43		1.49		1.16		40
26.70	24.68	379,500	1.19		1.24		1.21		83
25.54	23.77	24,154	1.94		1.99		0.46		83
27.12	25.20	19,279	0.79		0.84		1.60		83
26.69	24.62	356	1.29		1.34		1.09		83
26.65	24.98	2,158	0.94		1.01		1.54		83
26.60	24.41	609	1.44		1.49		0.94		83
21.68	15.36	374,273	1.19		1.22		1.63	(e)	115
20.78	14.49	20,726	1.94		1.97		0.85	(e)	115
22.01	15.81	18,001	0.79		0.82		2.06	(e)	115
21.66	15.16	566	1.29		1.32		1.50	(e)	115
21.64	15.61	480	0.94		0.97		1.78	(e)	115
21.60	14.99	801	1.44		1.47		1.31	(e)	115
19.04	7.82	505,502	1.19		1.21		1.02		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$16.45	$0.11		$(0.98)	$(0.87)	$(0.12)	$(1.44)	$(1.56)
2016 - C	15.83	0.05		(0.93)	(0.88)	(0.01)	(1.44)	(1.45)
2016 - Institutional	16.61	0.14		(0.98)	(0.84)	(0.19)	(1.44)	(1.63)
2016 - Service	16.36	0.10		(0.97)	(0.87)	(0.11)	(1.44)	(1.55)
2016 - IR	16.47	0.13		(0.98)	(0.85)	(0.16)	(1.44)	(1.60)
2016 - R	16.12	0.09		(0.95)	(0.86)	(0.09)	(1.44)	(1.53)
2016 - R6	16.61	0.15		(0.99)	(0.84)	(0.19)	(1.44)	(1.63)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	18.50	0.16		(1.11)	(0.95)	(0.14)	(0.96)	(1.10)
2015 - C	17.86	0.03		(1.08)	(1.05)	(0.02)	(0.96)	(0.98)
2015 - Institutional	18.67	0.24		(1.12)	(0.88)	(0.22)	(0.96)	(1.18)
2015 - Service	18.42	0.15		(1.11)	(0.96)	(0.14)	(0.96)	(1.10)
2015 - IR	18.34	0.21		(1.12)	(0.91)	—	(0.96)	(0.96)
2015 - R	18.17	0.12		(1.09)	(0.97)	(0.12)	(0.96)	(1.08)
2015 - R6 (Commenced July 31, 2015)	17.88	0.03		(1.30)	(1.27)	—	—	—
2014 - A	15.06	0.13		3.41	3.54	(0.10)	—	(0.10)
2014 - C	14.56	—	(e)	3.31	3.31	(0.01)	—	(0.01)
2014 - Institutional	15.20	0.19		3.45	3.64	(0.17)	—	(0.17)
2014 - Service	14.99	0.11		3.40	3.51	(0.08)	—	(0.08)
2014 - IR	14.94	0.17		3.38	3.55	(0.15)	—	(0.15)
2014 - R	14.80	0.08		3.36	3.44	(0.07)	—	(0.07)
2013 - A	12.13	0.12		2.95	3.07	(0.14)	—	(0.14)
2013 - C	11.74	0.01		2.86	2.87	(0.05)	—	(0.05)
2013 - Institutional	12.26	0.17		2.97	3.14	(0.20)	—	(0.20)
2013 - Service	12.06	0.10		2.94	3.04	(0.11)	—	(0.11)
2013 - IR	12.05	0.15		2.92	3.07	(0.18)	—	(0.18)
2013 - R	11.93	0.08		2.90	2.98	(0.11)	—	(0.11)
2012 - A	10.70	0.15	(f)	1.41	1.56	(0.13)	—	(0.13)
2012 - C	10.33	0.06	(f)	1.38	1.44	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.20	(f)	1.42	1.62	(0.18)	—	(0.18)
2012 - Service	10.64	0.14	(f)	1.40	1.54	(0.12)	—	(0.12)
2012 - IR	10.64	0.17	(f)	1.41	1.58	(0.17)	—	(0.17)
2012 - R	10.54	0.11	(f)	1.40	1.51	(0.12)	—	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)	—	(0.07)
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.02	(6.05)%	$214,771	1.18	%(d)	$1.21	%(d)	$1.44	%(d)	54%
13.50	(6.36)	37,307	1.93	(d)	1.96	(d)	0.68	(d)	54
14.14	(5.86)	809,596	0.78	(d)	0.81	(d)	1.82	(d)	54
13.94	(6.11)	3,799	1.28	(d)	1.31	(d)	1.34	(d)	54
14.02	(5.95)	5,352	0.93	(d)	0.96	(d)	1.66	(d)	54
13.73	(6.14)	7,243	1.43	(d)	1.46	(d)	1.19	(d)	54
14.14	(5.82)	117,322	0.76	(d)	0.80	(d)	1.99	(d)	54

16.45	(5.51)	234,810	1.17		1.20		0.92		79
15.83	(6.28)	42,221	1.92		1.95		0.16		79
16.61	(5.13)	1,037,653	0.77		0.80		1.31		79
16.36	(5.63)	4,294	1.27		1.30		0.84		79
16.47	(5.29)	6,878	0.92		0.95		1.17		79
16.12	(5.77)	7,710	1.42		1.45		0.66		79
16.61	(7.10)	9	0.77	(d)	0.81	(d)	2.01	(d)	79
18.50	23.62	260,256	1.19		1.20		0.74		67
17.86	22.73	45,535	1.94		1.95		(0.01)		67
18.67	24.15	1,206,895	0.79		0.80		1.14		67
18.42	23.53	3,185	1.29		1.30		0.64		67
18.34	23.93	6,618	0.95		0.95		1.05		67
18.17	23.33	7,705	1.44		1.45		0.49		67
15.06	25.56	229,781	1.20		1.20		0.89		98
14.56	24.56	37,763	1.95		1.95		0.08		98
15.20	25.95	1,048,489	0.80		0.80		1.22		98
14.99	25.39	2,985	1.30		1.30		0.74		98
14.94	25.82	141,673	0.95		0.95		1.07		98
14.80	25.22	6,702	1.45		1.45		0.58		98
12.13	14.69	418,274	1.19		1.19		1.31	(f)	123
11.74	13.89	34,854	1.94		1.94		0.55	(f)	123
12.26	15.19	900,661	0.79		0.79		1.75	(f)	123
12.06	14.63	3,424	1.29		1.29		1.23	(f)	123
12.05	14.99	103,975	0.94		0.94		1.52	(f)	123
11.93	14.38	5,411	1.44		1.44		1.02	(f)	123
10.70	8.75	555,309	1.17		1.17		0.63		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$38.81	$0.13		$(4.37)	$(4.24)	$(0.10)	$(4.34)	$(4.44)
2016 - C	35.80	—	(e)	(4.00)	(4.00)	—	(4.34)	(4.34)
2016 - Institutional	39.22	0.20		(4.41)	(4.21)	(0.26)	(4.34)	(4.60)
2016 - Service	38.21	0.11		(4.30)	(4.19)	(0.06)	(4.34)	(4.40)
2016 - IR	38.23	0.17		(4.29)	(4.12)	(0.20)	(4.34)	(4.54)
2016 - R	38.00	0.08		(4.26)	(4.18)	(0.05)	(4.34)	(4.39)
2016 - R6	39.23	0.18		(4.39)	(4.21)	(0.28)	(4.34)	(4.62)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	49.03	0.13		(1.75)	(1.62)	(0.13)	(8.47)	(8.60)
2015 - C	46.05	(0.19)		(1.59)	(1.78)	— (e)	(8.47)	(8.47)
2015 - Institutional	49.55	0.29		(1.75)	(1.46)	(0.40)	(8.47)	(8.87)
2015 - Service	48.40	0.08		(1.71)	(1.63)	(0.09)	(8.47)	(8.56)
2015 - IR	48.52	0.22		(1.70)	(1.48)	(0.34)	(8.47)	(8.81)
2015 - R	48.28	—	(e)	(1.69)	(1.69)	(0.12)	(8.47)	(8.59)
2015 - R6 (Commenced July 31, 2015)	41.24	(0.02)		(1.99)	(2.01)	—	—	—
2014 - A	46.08	0.18		10.10	10.28	(0.22)	(7.11)	(7.33)
2014 - C	43.79	(0.17)		9.54	9.37	—	(7.11)	(7.11)
2014 - Institutional	46.52	0.36		10.19	10.55	(0.41)	(7.11)	(7.52)
2014 - Service	45.59	0.13		9.97	10.10	(0.18)	(7.11)	(7.29)
2014 - IR	45.70	0.30		9.98	10.28	(0.35)	(7.11)	(7.46)
2014 - R	45.54	0.05		9.97	10.02	(0.17)	(7.11)	(7.28)
2013 - A	37.43	0.24		8.75	8.99	(0.34)	—	(0.34)
2013 - C	35.57	(0.07)		8.34	8.27	(0.05)	—	(0.05)
2013 - Institutional	37.77	0.41		8.83	9.24	(0.49)	—	(0.49)
2013 - Service	37.02	0.19		8.67	8.86	(0.29)	—	(0.29)
2013 - IR	37.12	0.34		8.68	9.02	(0.44)	—	(0.44)
2013 - R	37.04	0.12		8.67	8.79	(0.29)	—	(0.29)
2012 - A	33.41	0.31	(f)	3.88	4.19	(0.17)	—	(0.17)
2012 - C	31.83	0.05	(f)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(f)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(f)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(f)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(f)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(g)	4.27	4.44	(0.13)	—	(0.13)
2011 - C	27.83	(0.09	)(g)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(g)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(g)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(g)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(g)	4.27	4.33	(0.15)	—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$30.13	(11.95)%	$1,461,652	$1.15	%(d)	$1.15	%(d)	$0.76	%(d)	54%
27.46	(12.29)	137,735	1.90	(d)	1.90	(d)	0.01	(d)	54
30.41	(11.77)	4,355,805	0.75	(d)	0.75	(d)	1.16	(d)	54
29.62	(12.00)	172,551	1.25	(d)	1.25	(d)	0.66	(d)	54
29.57	(11.84)	218,983	0.90	(d)	0.90	(d)	1.02	(d)	54
29.43	(12.06)	37,288	1.40	(d)	1.40	(d)	0.50	(d)	54
30.40	(11.78)	310,693	0.74	(d)	0.74	(d)	1.12	(d)	54

38.81	(4.21)	1,876,387	1.14		1.14		0.31		95
35.80	(4.91)	180,780	1.89		1.89		(0.47)		95
39.22	(3.82)	5,868,055	0.74		0.74		0.68		95
38.21	(4.30)	222,149	1.24		1.24		0.19		95
38.23	(3.96)	304,390	0.89		0.89		0.52		95
38.00	(4.45)	42,277	1.39		1.39		0.01		95
39.23	(4.87)	10	0.73	(d)	0.73	(d)	(0.62	)(d)	95
49.03	24.77	3,153,971	1.14		1.14		0.38		87
46.05	23.81	202,083	1.89		1.89		(0.38)		87
49.55	25.25	6,347,006	0.74		0.74		0.77		87
48.40	24.63	368,720	1.24		1.24		0.28		87
48.52	25.07	295,017	0.89		0.89		0.66		87
48.28	24.44	35,896	1.39		1.39		0.12		87
46.08	24.20	3,297,185	1.14		1.14		0.58		103
43.79	23.29	174,875	1.89		1.89		(0.18)		103
46.52	24.74	5,328,684	0.74		0.74		0.96		103
45.59	24.11	334,583	1.24		1.24		0.47		103
45.70	24.54	97,243	0.89		0.89		0.80		103
45.54	23.91	24,201	1.39		1.39		0.28		103
37.43	12.56	3,074,173	1.15		1.15		0.91	(f)	80
35.57	11.72	160,062	1.90		1.90		0.16	(f)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(f)	80
37.02	12.41	268,412	1.25		1.25		0.81	(f)	80
37.12	12.83	70,409	0.90		0.90		1.20	(f)	80
37.04	12.28	13,255	1.40		1.40		0.73	(f)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(g)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(g)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(g)	77
33.06	15.16	269,370	1.26		1.26		0.37	(g)	77
33.18	15.51	40,531	0.91		0.91		0.62	(g)	77
33.14	14.94	5,972	1.41		1.41		0.18	(g)	77

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$49.78	$0.10		$(4.00)	$(3.90)	$(0.16)	$(2.41)	$(2.57)
2016 - C	40.23	(0.06)		(3.21)	(3.27)	—	(2.41)	(2.41)
2016 - Institutional	53.10	0.20		(4.28)	(4.08)	(0.36)	(2.41)	(2.77)
2016 - Service	48.50	0.07		(3.90)	(3.83)	(0.10)	(2.41)	(2.51)
2016 - IR	49.55	0.15		(3.98)	(3.83)	(0.30)	(2.41)	(2.71)
2016 - R	48.95	0.04		(3.93)	(3.89)	(0.03)	(2.41)	(2.44)
2016 - R6	53.10	0.15		(4.22)	(4.07)	(0.38)	(2.41)	(2.79)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	55.40	0.16	(e)	(1.32)	(1.16)	(0.10)	(4.36)	(4.46)
2015 - C	45.84	(0.19	)(e)	(1.06)	(1.25)	—	(4.36)	(4.36)
2015 - Institutional	58.80	0.39	(e)	(1.40)	(1.01)	(0.33)	(4.36)	(4.69)
2015 - Service	54.08	0.11	(e)	(1.29)	(1.18)	(0.04)	(4.36)	(4.40)
2015 - IR	55.18	0.28	(e)	(1.30)	(1.02)	(0.25)	(4.36)	(4.61)
2015 - R	54.58	0.03	(e)	(1.30)	(1.27)	—	(4.36)	(4.36)
2015 - R6 (Commenced July 31, 2015)	56.15	(0.03	)(e)	(3.02)	(3.05)	—	—	—
2014 - A	50.43	0.12		9.94	10.06	(0.18)	(4.91)	(5.09)
2014 - C	42.64	(0.25)		8.36	8.11	—	(4.91)	(4.91)
2014 - Institutional	53.22	0.33		10.53	10.86	(0.37)	(4.91)	(5.28)
2014 - Service	49.36	0.05		9.74	9.79	(0.16)	(4.91)	(5.07)
2014 - IR	50.25	0.23		9.93	10.16	(0.32)	(4.91)	(5.23)
2014 - R	49.80	(0.03)		9.82	9.79	(0.10)	(4.91)	(5.01)
2013 - A	43.11	0.35	(f)	9.73	10.08	(0.48)	(2.28)	(2.76)
2013 - C	36.89	0.01	(f)	8.25	8.26	(0.23)	(2.28)	(2.51)
2013 - Institutional	45.36	0.55	(f)	10.26	10.81	(0.67)	(2.28)	(2.95)
2013 - Service	42.30	0.30	(f)	9.52	9.82	(0.48)	(2.28)	(2.76)
2013 - IR	43.00	0.41	(f)	9.74	10.15	(0.62)	(2.28)	(2.90)
2013 - R	42.65	0.19	(f)	9.65	9.84	(0.41)	(2.28)	(2.69)
2012 - A	37.73	0.27	(g)	5.86	6.13	(0.08)	(0.67)	(0.75)
2012 - C	32.55	(0.03	)(g)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(g)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(g)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(g)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(g)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(h)	6.43	6.53	(0.09)	—	(0.09)
2011 - C	27.14	(0.17	)(h)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(h)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(h)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(h)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(h)	6.43	6.39	(0.08)	—	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.18% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.26 per share and 0.55% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.41% of average net assets.
(h)	Reflects Income recognized from special dividends which amounted to $0.06 per share and 0.16% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$43.31	(8.25)%	$813,813	1.35	%(d)	$1.39	%(d)	$0.41	%(d)	22%
34.55	(8.62)	46,648	2.10	(d)	2.15	(d)	(0.34	)(d)	22
46.25	(8.08)	3,909,573	0.95	(d)	0.99	(d)	0.81	(d)	22
42.16	(8.30)	109,881	1.45	(d)	1.49	(d)	0.32	(d)	22
43.01	(8.16)	136,716	1.10	(d)	1.14	(d)	0.66	(d)	22
42.62	(8.36)	109,225	1.60	(d)	1.64	(d)	0.17	(d)	22
46.24	(8.07)	115,235	0.94	(d)	0.99	(d)	0.62	(d)	22

49.78	(2.31)	950,196	1.34		1.39		0.30	(e)	49
40.23	(3.04)	59,341	2.09		2.14		(0.45	)(e)	49
53.10	(1.92)	4,503,821	0.94		0.99		0.70	(e)	49
48.50	(2.41)	134,195	1.44		1.49		0.21	(e)	49
49.55	(2.07)	128,838	1.09		1.14		0.54	(e)	49
48.95	(2.56)	136,644	1.59		1.64		0.05	(e)	49
53.10	(5.43)	26,847	0.93	(d)	1.00	(d)	(0.62	)(d)(e)	49
55.40	20.72	1,080,393	1.35		1.40		0.22		46
45.84	19.85	69,319	2.10		2.15		(0.55)		46
58.80	21.22	4,694,737	0.95		1.00		0.58		46
54.08	20.62	176,500	1.45		1.50		0.10		46
55.18	21.05	121,895	1.10		1.15		0.43		46
54.58	20.44	139,858	1.60		1.65		(0.06)		46
50.43	24.86	1,141,424	1.38		1.42		0.75	(f)	57
42.64	23.89	64,751	2.13		2.17		0.03	(f)	57
53.22	25.34	2,891,932	0.98		1.02		1.12	(f)	57
49.36	24.70	162,696	1.48		1.52		0.65	(f)	57
50.25	25.16	73,723	1.13		1.17		0.86	(f)	57
49.80	24.51	101,060	1.63		1.67		0.40	(f)	57
43.11	16.43	931,473	1.41		1.44		0.68	(g)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(g)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(g)	50
42.30	16.33	115,385	1.51		1.54		0.57	(g)	50
43.00	16.74	24,332	1.16		1.19		0.90	(g)	50
42.65	16.17	45,525	1.66		1.69		0.42	(g)	50
37.73	20.85	827,768	1.45		1.46		0.25	(h)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(h)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(h)	46
37.01	20.74	76,841	1.55		1.56		0.14	(h)	46
37.65	21.12	11,801	1.20		1.21		0.38	(h)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(h)	46

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$10.46	$0.04	(d)	$(0.95)	$(0.91)	$(0.01)	$(0.05)	$(0.06)
2016 - C	10.37	—	(d)(f)	(0.93)	(0.93)	—	(0.05)	(0.05)
2016 - Institutional	10.53	0.06	(d)	(0.96)	(0.90)	(0.02)	(0.05)	(0.07)
2016 - IR	10.49	0.06	(d)	(0.95)	(0.89)	(0.03)	(0.05)	(0.08)
2016 - R	10.45	0.02	(d)	(0.94)	(0.92)	—	(0.05)	(0.05)
2016 - R6	10.53	0.06	(d)	(0.95)	(0.89)	(0.03)	(0.05)	(0.08)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2015 - A	11.01	0.02		(0.38)	(0.36)	(0.03)	(0.16)	(0.19)
2015 - C	10.97	(0.07)		(0.37)	(0.44)	—	(0.16)	(0.16)
2015 - Institutional	11.04	0.06		(0.36)	(0.30)	(0.05)	(0.16)	(0.21)
2015 - IR	11.03	0.05		(0.39)	(0.34)	(0.04)	(0.16)	(0.20)
2015 - R	11.00	(0.02)		(0.37)	(0.39)	—	(0.16)	(0.16)
2015 - R6 (Commenced July 31, 2015)	11.14	—	(f)	(0.61)	(0.61)	—	—	—

FOR THE PERIOD ENDED AUGUST 31,
2014 - A (Commenced January 31, 2014)	10.00	(0.02)		1.03	1.01	—	—	—
2014 - C (Commenced January 31, 2014)	10.00	(0.06)		1.03	0.97	—	—	—
2014 - Institutional (Commenced January 31, 2014)	10.00	0.03		1.01	1.04	—	—	—
2014 - IR (Commenced January 31, 2014)	10.00	0.02		1.01	1.03	—	—	—
2014 - R (Commenced January 31, 2014)	10.00	(0.01)		1.01	1.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.24% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.49	(8.74)%	$912	1.30	%(e)	$2.75	%(e)	$0.75	%(d)(e)	65%
9.39	(8.97)	464	2.05	(e)	3.50	(e)	(0.01	)(d)(e)	65
9.56	(8.56)	26,915	0.90	(e)	2.28	(e)	1.16	(d)(e)	65
9.52	(8.58)	4,451	1.03	(e)	2.51	(e)	1.24	(d)(e)	65
9.48	(8.81)	110	1.56	(e)	2.90	(e)	0.40	(d)(e)	65
9.56	(8.55)	9	0.91	(e)	2.29	(e)	1.10	(d)(e)	65

10.46	(3.34)	530	1.34		4.38		0.14		122
10.37	(4.02)	321	2.09		5.25		(0.61)		122
10.53	(2.79)	25,756	0.93		3.41		0.51		122
10.49	(3.11)	119	1.09		4.00		0.43		122
10.45	(3.55)	130	1.59		3.81		(0.19)		122
10.53	(5.48)	9	0.94	(e)	4.88	(e)	(0.43	)(e)	122

11.01	10.10	150	1.33	(e)	6.90	(e)	(0.27	)(e)	53
10.97	9.70	105	2.08	(e)	8.31	(e)	(1.01	)(e)	53
11.04	10.40	3,755	0.93	(e)	12.86	(e)	0.49	(e)	53
11.03	10.30	28	1.08	(e)	13.25	(e)	0.39	(e)	53
11.00	10.00	28	1.58	(e)	13.76	(e)	(0.11	)(e)	53

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

February 29, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund(s)	Share Classes Offered*	Diversified/ Non-diversified
Focused Value (Commenced July 31, 2015)	A, C, Institutional, IR, R and R6	Non-diversified
Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, IR, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Focused Value Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund(s)	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of February 29, 2016:

FOCUSED VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$197,244	$—	$—
North America	2,198,164	—	—
Investment Company	74,734	—	—
Total	$2,470,142	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$18,389,341	$—	$—
North America	347,456,212	—	—
Short-term Investments	—	20,800,000	—
Total	$365,845,553	$20,800,000	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$48,431,151	$—	$—
North America	1,093,011,443	—	—
Investment Company	40,322,715	—	—
Total	$1,181,765,309	$—	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$250,698,459	$—	$—
North America	6,125,161,659	$—	$—
Investment Company	335,226,280	—	—
Total	$6,711,086,398	$—	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$13,023,761	$—	$—
Europe	36,961,523	—	—
North America	4,945,771,611	—	—
Exchange Traded Fund	40,480,716	—	—
Investment Company	211,870,877	—	—
Total	$5,248,108,488	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL/MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$142,490	$—	$—
Europe	348,979	—	—
North America	31,100,346	—	—
Short-term Investments	—	1,300,000	—
Total	$31,591,815	$1,300,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 29, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Focused Value	0.75%	0.68%	0.64%	0.63%	0.62%	0.75%	0.69	%*
Growth and Income	0.70	0.63	0.60	0.59	0.58	0.70	0.69	*
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.73	0.73
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69	0.69
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.93	0.90	*
Small/Mid Cap Value	0.85	0.85	0.77	0.73	0.71	0.85	0.83	*^

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as define in the Funds’ most recent prospectuses. These waivers will be effective through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.80% for Small/Mid Cap Value Fund. Prior to December 29, 2015, the Effective Net Management Rate for Small/Mid Cap Value Fund was 0.85%.

The Focused Value, Large Cap Value, Mid Cap Value and Small Cap Value Funds invest in the FST Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended February 29,2016, GSAM waived $58, $5,585, $109,374 and $86,719 of the Funds’ management fees, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended February 29, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused Value	$—	$—
Growth and Income	12,731	1
Large Cap Value	6,511	16
Mid Cap Value	23,001	6
Small Cap Value	3,480	4
Small/Mid Cap Value	100	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets for Focused Value, Growth and Income, Large Cap Value and Small Cap Value Funds are 0.004%. Effective December 29, 2015, the Other Expense limitations as an annual percentage rate of average daily net assets for Small/Mid Cap Value is 0.004% (prior to this date, the Other Expense Limitation was 0.044%). These Other Expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 29, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Focused Value	$805	$159,742	$160,547
Growth and Income	20,709	265,939	286,648
Large Cap Value	5,585	223,093	228,678
Mid Cap Value	109,374	—	109,374
Small Cap Value	782,895	534,647	1,317,542
Small/Mid Cap Value	2,732	203,307	206,039

G.  Line of Credit Facility — As of February 29, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 29, 2016, Goldman Sachs earned $258,431, $49,174, and $274 in brokerage commissions from portfolio transactions, on behalf of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended February 29, 2016:

Fund	Name of Affiliated Issuer	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 2/29/16	Dividend Income
Mid Cap Value	Match Group Inc.	$—	$18,300,230	$—	$—	$2,159,238	$20,459,468	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 29, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following funds:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Focused Value	100%	100%	65%	100%	100%	100%
Growth and Income	—	—	—	—	—	100
Small/Mid Cap Value	—	—	6	—	22	100

As of February 29, 2016, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 10% of total outstanding shares of the Large Cap Value Fund.

The table below shows the transactions in and earnings from investments by the Funds in the Underlying Fund for the six months ended February 29, 2016:

Fund	Underlying Fund	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Market Value 2/29/16	Dividend Income
Focused Value	Goldman Sachs Financial Square Government Fund	$21,030	$1,507,183	$(1,453,479)	$74,734	$40
Large Cap Value	Goldman Sachs Financial Square Government Fund	4,170,171	185,319,546	(149,167,002)	40,322,715	6,801
Mid Cap Value	Goldman Sachs Financial Square Government Fund	137,121,703	1,604,838,445	(1,406,733,868)	335,226,280	81,782
Small Cap Value	Goldman Sachs Financial Square Government Fund	18,693,274	776,928,346	(583,750,743)	211,870,877	76,275

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2016, were as follows:

Fund	Purchased	Sales and Maturities
Focused Value	$2,983,406	$2,151,946
Growth and Income	110,182,457	137,466,189
Large Cap Value	687,204,830	781,021,447
Mid Cap Value	4,058,270,215	5,071,802,330
Small Cap Value	1,233,510,629	1,611,977,844
Small/Mid Cap Value	27,407,056	19,229,397

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2015, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Focused Value	Growth and Income	Small/Mid Cap Value
Capital loss carryovers:(1)
Expiring 2018	$—	$(117,898,419)	$—
Perpetual Short Term	(5,981)	—	—
Total capital loss carryovers	$(5,981)	$(117,898,419)	$—
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$(56,001)

(1)	Expiration occurs on August 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.

As of February 29,2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S federal income taxes were as follows:

	Focused Value	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$2,582,541	$393,442,925	$1,153,720,794	$6,831,163,477	$4,892,981,036	$34,790,734
Gross unrealized gain	75,789	28,507,520	89,417,879	381,327,098	797,588,464	1,107,266
Gross unrealized loss	(188,188)	(35,304,892)	(61,373,364)	(501,404,177)	(442,461,012)	(3,006,185)
Net unrealized gain (loss)	$(112,399)	$(6,797,372)	$28,044,515	$(120,077,079)	$355,127,452	$(1,898,919)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments and real estate investment trusts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities. Since the Focused Value Fund has not yet filed any tax returns, its initial tax year is open for examination by U.S. and state tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

7. OTHER RISKS (continued)

shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Value Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Period Ended August 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1	$5	2,502	$25,020
Reinvestment of distributions	9	81	—	—
Shares redeemed	(1)	(5)	(1)	(10)
	9	81	2,501	25,010
Class C Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	1	8	—	—
Shares redeemed	—	—	(1)	(10)
	1	8	2,500	25,000
Institutional Shares
Shares sold	100,332	911,015	187,501	1,875,010
Reinvestment of distributions	1,471	13,283	—	—
Shares redeemed	(2)	(15)	(1)	(10)
	101,801	924,283	187,500	1,875,000
Class IR Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	12	105	—	—
Shares redeemed	—	—	(1)	(10)
	12	105	2,500	25,000
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	6	57	—	—
Shares redeemed	—	—	(1)	(10)
	6	57	2,500	25,000
Class R6 Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	13	122	—	—
Shares redeemed	—	—	(1)	(10)
	13	122	2,500	25,000
NET INCREASE	101,842	$924,656	200,001	$2,000,010

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	233,334	$7,056,187	639,665	$20,700,046
Reinvestment of distributions	134,197	4,028,797	186,122	6,039,218
Shares converted from Class B(a)	—	—	142,604	4,598,832
Shares redeemed	(744,680)	(22,526,754)	(1,715,978)	(55,587,193)
	(377,149)	(11,441,770)	(747,587)	(24,249,097)
Class B Shares(a)
Shares sold	—	—	53	1,596
Reinvestment of distributions	—	—	223	6,801
Shares converted to Class A	—	—	(148,163)	(4,598,832)
Shares redeemed	—	—	(211,336)	(6,553,373)
	—	—	(359,223)	(11,143,808)
Class C Shares
Shares sold	44,335	1,298,408	75,318	2,338,158
Reinvestment of distributions	5,767	166,264	6,047	187,887
Shares redeemed	(75,553)	(2,158,076)	(141,248)	(4,388,126)
	(25,451)	(693,404)	(59,883)	(1,862,081)
Institutional Shares
Shares sold	75,881	2,394,555	105,676	3,511,539
Reinvestment of distributions	12,672	385,938	16,656	548,709
Shares redeemed	(142,130)	(4,162,346)	(78,684)	(2,591,003)
	(53,577)	(1,381,853)	43,648	1,469,245
Service Shares
Shares sold	1,559	45,817	2,317	75,556
Reinvestment of distributions	32	964	44	1,412
Shares redeemed	(5,018)	(152,064)	(756)	(25,030)
	(3,427)	(105,283)	1,605	51,938
Class IR Shares
Shares sold	161	4,852	6,684	222,205
Reinvestment of distributions	229	6,879	2,123	68,706
Shares redeemed	(6,391)	(187,759)	(111,096)	(3,609,349)
	(6,001)	(176,028)	(102,289)	(3,318,438)
Class R Shares
Shares sold	7,848	230,591	6,809	221,304
Reinvestment of distributions	304	9,088	486	15,699
Shares redeemed	(2,311)	(67,379)	(14,408)	(470,397)
	5,841	172,300	(7,113)	(233,394)
Class R6 Shares(b)
Shares sold	—	—	302	10,005
Reinvestment of distributions	4	124	—	—
Shares redeemed	—	—	(1)	(5)
	4	124	301	10,000
NET DECREASE	(459,760)	$(13,625,914)	(1,230,541)	$(39,275,635)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,992,602	$30,280,990	2,816,462	$50,118,907
Reinvestment of distributions	1,381,919	21,255,786	842,745	14,849,166
Shares converted from Class B(a)	—	—	58,028	1,072,273
Shares redeemed	(2,332,359)	(36,006,552)	(3,506,424)	(62,438,842)
	1,042,162	15,530,224	210,811	3,601,504
Class B Shares(a)
Shares sold	—	—	455	7,643
Shares converted to Class A	—	—	(59,670)	(1,072,273)
Shares redeemed	—	—	(249,035)	(4,467,141)
	—	—	(308,250)	(5,531,771)
Class C Shares
Shares sold	235,021	3,439,435	418,868	7,170,195
Reinvestment of distributions	216,657	3,197,552	119,509	2,038,830
Shares redeemed	(354,524)	(5,339,031)	(421,669)	(7,223,763)
	97,154	1,297,956	116,708	1,985,262
Institutional Shares
Shares sold	3,237,954	50,103,355	6,371,419	112,769,827
Reinvestment of distributions	5,291,545	82,208,815	4,022,551	71,360,049
Shares redeemed	(13,749,375)	(228,561,376)	(12,549,096)	(224,600,629)
	(5,219,876)	(96,249,206)	(2,155,126)	(40,470,753)
Service Shares
Shares sold	61,608	927,149	175,246	3,159,044
Reinvestment of distributions	6,411	98,009	6,911	121,215
Shares redeemed	(58,068)	(896,062)	(92,554)	(1,651,338)
	9,951	129,096	89,603	1,628,921
Class IR Shares
Shares sold	55,284	898,028	117,098	2,061,576
Reinvestment of distributions	38,678	595,530	23,152	407,705
Shares redeemed	(129,928)	(2,150,789)	(83,458)	(1,464,880)
	(35,966)	(657,231)	56,792	1,004,401
Class R Shares
Shares sold	43,243	663,556	131,290	2,297,776
Reinvestment of distributions	46,232	695,565	27,501	475,771
Shares redeemed	(40,160)	(619,194)	(104,501)	(1,821,897)
	49,315	739,927	54,290	951,650
Class R6 Shares(b)
Shares sold	7,869,939	136,784,417	560	10,005
Reinvestment of distributions	794,299	12,343,280	—	—
Shares redeemed	(365,211)	(5,604,545)	(1)	(5)
	8,299,027	143,523,152	559	10,000
NET INCREASE (DECREASE)	4,241,767	$64,313,918	(1,934,613)	$(36,820,786)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,969,415	$136,292,326	10,641,379	$459,069,715
Reinvestment of distributions	5,591,955	185,793,823	8,926,464	365,270,911
Shares converted from Class B(a)	—	—	15,485	752,662
Shares redeemed	(9,397,062)	(322,465,926)	(35,564,124)	(1,550,188,398)
	164,308	(379,777)	(15,980,796)	(725,095,110)
Class B Shares(a)
Shares sold	—	—	332	14,970
Shares converted to Class A	—	—	(16,322)	(752,662)
Shares redeemed	—	—	(156,144)	(7,196,845)
	—	—	(172,134)	(7,934,537)
Class C Shares
Shares sold	308,284	9,650,252	724,519	28,364,350
Reinvestment of distributions	571,513	17,294,002	770,735	29,257,102
Shares redeemed	(914,101)	(28,507,845)	(833,607)	(32,793,869)
	(34,304)	(1,563,591)	661,647	24,827,583
Institutional Shares
Shares sold	15,872,481	537,547,271	33,981,739	1,461,639,690
Reinvestment of distributions	16,670,559	560,463,939	24,758,184	1,020,779,916
Shares redeemed	(38,911,342)	(1,377,561,428)	(37,218,958)	(1,603,074,069)
	(6,368,302)	(279,550,218)	21,520,965	879,345,537
Service Shares
Shares sold	483,888	16,458,673	2,077,768	89,962,479
Reinvestment of distributions	697,149	22,758,583	1,044,799	42,126,306
Shares redeemed	(1,169,751)	(39,215,963)	(4,927,042)	(215,362,639)
	11,286	1,293	(1,804,475)	(83,273,854)
Class IR Shares
Shares sold	1,062,860	37,307,477	4,680,483	200,039,661
Reinvestment of distributions	1,001,683	32,713,762	1,450,642	58,359,342
Shares redeemed	(2,620,715)	(90,506,106)	(4,249,132)	(178,188,609)
	(556,172)	(20,484,867)	1,881,993	80,210,394
Class R Shares
Shares sold	248,789	8,525,939	498,781	20,721,736
Reinvestment of distributions	130,451	4,230,456	151,976	6,100,340
Shares redeemed	(224,745)	(7,600,830)	(281,765)	(11,711,081)
	154,495	5,155,565	368,992	15,110,995
Class R6 Shares(b)
Shares sold	9,556,198	369,173,751	243	10,005
Reinvestment of distributions	1,189,720	39,986,116	—	—
Shares redeemed	(525,193)	(17,030,292)	(1)	(5)
	10,220,725	392,129,575	242	10,000
NET INCREASE	3,592,036	$95,307,980	6,476,434	$183,201,008

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,764,891	$82,399,205	4,056,209	$214,647,308
Reinvestment of distributions	901,558	42,559,273	1,477,416	75,628,918
Shares converted from Class B(a)	—	—	3,007	168,387
Shares redeemed	(2,963,084)	(138,806,414)	(5,950,342)	(315,091,584)
	(296,635)	(13,847,936)	(413,710)	(24,646,971)
Class B Shares(a)
Shares sold	—	—	2	87
Shares converted to Class A	—	—	(3,616)	(168,387)
Shares redeemed	—	—	(43,295)	(2,006,571)
	—	—	(46,909)	(2,174,871)
Class C Shares
Shares sold	61,268	2,337,129	160,150	6,883,971
Reinvestment of distributions	68,406	2,576,165	118,922	4,947,167
Shares redeemed	(254,826)	(9,681,137)	(316,172)	(13,606,296)
	(125,152)	(4,767,843)	(37,100)	(1,775,158)
Institutional Shares
Shares sold	9,698,456	486,116,282	21,432,392	1,205,169,640
Reinvestment of distributions	4,333,375	218,630,055	6,749,742	367,455,934
Shares redeemed	(14,326,097)	(728,784,271)	(23,202,977)	(1,302,114,197)
	(294,266)	(24,037,934)	4,979,157	270,511,377
Service Shares
Shares sold	413,447	19,143,139	641,227	33,162,635
Reinvestment of distributions	144,414	6,634,801	264,973	13,224,791
Shares redeemed	(718,550)	(32,127,876)	(1,402,938)	(71,603,609)
	(160,689)	(6,349,936)	(496,738)	(25,216,183)
Class IR Shares
Shares sold	960,949	45,669,135	1,189,018	62,824,127
Reinvestment of distributions	178,553	8,381,286	195,285	9,932,204
Shares redeemed	(561,373)	(26,120,544)	(993,161)	(52,824,477)
	578,129	27,929,877	391,142	19,931,854
Class R Shares
Shares sold	346,457	16,199,025	937,185	49,088,560
Reinvestment of distributions	123,318	5,723,131	211,797	10,680,913
Shares redeemed	(698,145)	(32,714,151)	(920,048)	(47,977,501)
	(228,370)	(10,791,995)	228,934	11,791,972
Class R6 Shares(b)
Shares sold	2,664,240	129,450,507	508,400	28,099,566
Reinvestment of distributions	50,143	2,529,721	—	—
Shares redeemed	(727,868)	(35,339,679)	(2,779)	(145,295)
	1,986,515	96,640,549	505,621	27,954,271
NET INCREASE	1,459,532	$64,774,782	5,110,397	$276,376,291

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Value Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	51,371	$517,058	43,785	$476,180
Reinvestment of distributions	394	4,068	299	3,239
Shares redeemed	(6,358)	(61,875)	(6,993)	(75,034)
	45,407	459,251	37,091	404,385
Class C Shares
Shares sold	21,651	206,163	21,321	232,588
Reinvestment of distributions	172	1,759	137	1,480
Shares redeemed	(3,401)	(31,154)	(66)	(720)
	18,422	176,768	21,392	233,348
Institutional Shares
Shares sold	1,333,711	13,480,547	2,475,810	27,129,527
Reinvestment of distributions	18,556	192,018	12,554	136,177
Shares redeemed	(984,351)	(10,057,382)	(381,680)	(4,242,537)
	367,916	3,615,183	2,106,684	23,023,167
Class IR Shares
Shares sold	472,242	5,069,223	8,709	95,030
Reinvestment of distributions	3,441	35,503	198	2,145
Shares redeemed	(19,542)	(194,168)	(57)	(623)
	456,141	4,910,558	8,850	96,552
Class R Shares
Shares sold	6,220	57,971	9,942	110,152
Reinvestment of distributions	28	294	38	412
Shares redeemed	(7,144)	(75,581)	—	—
	(896)	(17,316)	9,980	110,564
Class R6 Shares(a)
Shares sold	—	—	899	10,005
Reinvestment of distributions	6	67	—	—
Shares redeemed	—	—	(1)	(5)
	6	67	898	10,000
NET INCREASE	886,996	$9,144,511	2,184,895	$23,878,016

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused Value Fund				Growth and Income Fund				Large Cap Value Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*
Class A
Actual	$1,000.00	$920.30		$5.40	$1,000.00	$956.70		$5.50	$1,000.00	$939.50		$5.69
Hypothetical 5% return	1,000.00	1,019.24	+	5.67	1,000.00	1,019.24	+	5.67	1,000.00	1,019.00	+	5.92
Class C
Actual	1,000.00	916.30		8.91	1,000.00	953.40		9.18	1,000.00	936.40		9.29
Hypothetical 5% return	1,000.00	1,015.56	+	9.37	1,000.00	1,015.46	+	9.47	1,000.00	1,015.27	+	9.67
Institutional
Actual	1,000.00	922.00		3.49	1,000.00	958.80		3.56	1,000.00	941.40		3.77
Hypothetical 5% return	1,000.00	1,021.23	+	3.67	1,000.00	1,021.23	+	3.67	1,000.00	1,020.98	+	3.92
Service
Actual	N/A	N/A		N/A	1,000.00	956.20		5.98	1,000.00	938.90		6.17
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.75	+	6.17	1,000.00	1,018.50	+	6.42
Class IR
Actual	1,000.00	922.40		4.21	1,000.00	958.10		4.28	1,000.00	940.50		4.49
Hypothetical 5% return	1,000.00	1,020.49	+	4.42	1,000.00	1,020.49	+	4.42	1,000.00	1,020.24	+	4.67
Class R
Actual	1,000.00	918.30		6.58	1,000.00	955.60		6.71	1,000.00	938.60		6.89
Hypothetical 5% return	1,000.00	1,018.00	+	6.92	1,000.00	1,018.00	+	6.92	1,000.00	1,017.75	+	7.17
Class R6
Actual	1,000.00	922.10		3.39	1,000.00	958.60		3.55	1,000.00	941.80		3.67
Hypothetical 5% return	1,000.00	1,021.33	+	3.57	1,000.00	1,021.23	+	3.67	1,000.00	1,021.08	+	3.82

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*
Class A
Actual	$1,000.00	$880.50		$5.38	$1,000.00	$917.50		$6.44	$1,000.00	$912.60		$6.18
Hypothetical 5% return	1,000.00	1,019.14	+	5.77	1,000.00	1,018.15	+	6.77	1,000.00	1,018.40	+	6.52
Class C
Actual	1,000.00	877.10		8.87	1,000.00	913.80		9.99	1,000.00	910.30		9.74
Hypothetical 5% return	1,000.00	1,015.41	+	9.52	1,000.00	1,014.42	+	10.52	1,000.00	1,014.67	+	10.27
Institutional
Actual	1,000.00	882.30		3.51	1,000.00	919.20		4.53	1,000.00	914.40		4.28
Hypothetical 5% return	1,000.00	1,021.13	+	3.77	1,000.00	1,020.14	+	4.77	1,000.00	1,020.39	+	4.52
Service
Actual	1,000.00	880.00		5.84	1,000.00	917.00		6.91	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.65	+	6.27	1,000.00	1,017.65	+	7.27	N/A	N/A		N/A
Class IR
Actual	1,000.00	881.60		4.21	1,000.00	918.40		5.25	1,000.00	914.20		4.90
Hypothetical 5% return	1,000.00	1,020.39	+	4.52	1,000.00	1,019.39	+	5.52	1,000.00	1,019.74	+	5.17
Class R
Actual	1,000.00	879.40		6.54	1,000.00	916.40		7.62	1,000.00	911.90		7.42
Hypothetical 5% return	1,000.00	1,017.90	+	7.02	1,000.00	1,016.91	+	8.02	1,000.00	1,017.11	+	7.82
Class R6
Actual	1,000.00	882.20		3.42	1,000.00	919.30		4.49	1,000.00	914.50		4.33
Hypothetical 5% return	1,000.00	1,021.23	+	3.67	1,000.00	1,020.19	+	4.72	1,000.00	1,020.34	+	4.57

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Focused Value	1.13%	1.87%	0.73%	N/A	0.88%	1.38%	0.71%
Growth and Income	1.13	1.89	0.73	1.23%	0.88	1.38	0.73
Large Cap Value	1.18	1.93	0.78	1.28	0.93	1.43	0.76
Mid Cap Value	1.15	1.90	0.75	1.25	0.90	1.40	0.74
Small Cap Value	1.35	2.10	0.95	1.45	1.10	1.60	0.94
Small/Mid Cap Value	1.30	2.05	0.90	N/A	1.03	1.56	0.91

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 29, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 40805-TMPL-04/2016 EQVALSAR-16/209K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$759,210	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $872,210 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2016